UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10431

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InvestEd Portfolios

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(Exact name of registrant as specified in charter)

100 Independence, 610 Market Street, Philadelphia, PA 19106-2354

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(Address of principal executive offices) (Zip code)

David F. Connor, Esq., 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354

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(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

ITEM 1.  REPORTS TO STOCKHOLDERS.

INVESTED 529 PLAN	Annual Report DECEMBER 31, 2021

Ticker

InvestEd 90 Portfolio	WAGPX

InvestEd 80 Portfolio	WAAJX

InvestEd 70 Portfolio	WAGRX

InvestEd 60 Portfolio	WBLAX

InvestEd 50 Portfolio	WAAHX

InvestEd 40 Portfolio	WICAX

InvestEd 30 Portfolio	WAAGX

InvestEd 20 Portfolio	WICPX

InvestEd 10 Portfolio	WAAFX

InvestEd 0 Portfolio	WFXPX

Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus, which may be obtained by visiting www.ivyinvestments.com or calling 1-888-923-3355. Investors should read the prospectus carefully before investing. You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.ivyinvestments.com/go-paperless-with-eDelivery for more information.

IVY INVESTMENTS® refers to the investment management and investment advisory services offered by Macquarie Investment Management Business Trust (MIMBT) through its various series.

On December 2, 2020, Waddell & Reed Financial, Inc. (“WDR”), the parent company of Ivy Investment Management Company, the investment adviser of the InvestEd Portfolios, and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Transaction”).

The Transaction closed on April 30, 2021. The InvestEd Portfolios, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company, a series of Macquarie Investment Management Business Trust, and distributed by Delaware Distributors, L.P.

CONTENTS	INVESTED PORTFOLIOS

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus at www.ivyinvestments.com/reports/invested.

To view your shareholder statement online, go to www.ivyinvestments.com, log in to your account, and select “Statements,” or to view a mutual fund fee and expense calculator, visit https://tools.finra.org/fund_analyzer/.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Funds are governed by US laws and regulations. Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change for events occurring after such date. The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

2

CONTENTS	INVESTED PORTFOLIOS

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor. All third-party marks cited are the property of their respective owners.

© 2022 Macquarie Management Holdings, Inc.

This report is submitted for the general information of the shareholders of InvestEd Portfolios. It is not authorized for distribution to prospective investors in the Portfolios unless preceded or accompanied by a current InvestEd Portfolios prospectus along with the InvestEd Program Overview and Ivy InvestEd 529 Plan Account Application.

Non-residents of Arizona or taxpayers of states other than Arizona should consider participating in the 529 plan(s) available in their state of residence, as such plan(s) may offer more favorable state income tax or other benefits than those offered under the Ivy InvestEd 529 Plan. Please consult your CPA or other tax advisor regarding your personal tax situation.

2021	ANNUAL REPORT	3

MANAGEMENT DISCUSSION	INVESTED PORTFOLIOS

(UNAUDITED)

On September 13, 2021, the Board of Trustees of the InvestEd Portfolios approved the appointment of Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) as a sub-advisor. In addition, Stefan Löwenthal and Jürgen Wurzer of MIMAK were appointed as additional portfolio managers to manage the Fund with Aaron D. Young of Delaware Management Company. All changes took effect on November 15, 2021.

Below, Stefan Löwenthal, Jürgen Wurzer, and Aaron Young, portfolio managers of the InvestEd Portfolios, discuss positioning, performance and results for the fiscal year ended December 31, 2021.

Fiscal Year Performance

For the 12 Months Ended December 31, 2021
InvestEd 0 Portfolio
Including Sales Charge	-3.39%
Without Sales Charge	-0.88%
Blended Benchmark(s)
75% Bloomberg 1-3 Year Gov/Credit Index + 25% Bloomberg US Universal Index	-0.63%
75% Bloomberg US Gov/Credit 1-5 Year Index + 25% Bloomberg US Universal Index	-1.00%

InvestEd 10 Portfolio
Including Sales Charge	-1.20%
Without Sales Charge	1.34%
Blended Benchmark(s)
45% Bloomberg US Universal Index + 45% Bloomberg 1-3 Year Gov/Credit Index + 8% Russell 3000 Index + 2% MSCI ACWI ex USA IMI Index	1.36%
InvestEd 20 Portfolio
Including Sales Charge	0.81%
Without Sales Charge	3.44%
Blended Benchmark(s)
46% Bloomberg US Universal Index + 34% Bloomberg 1-3 Year Gov/Credit Index + 15% Russell 3000 Index + 5% MSCI ACWI ex USA IMI Index	3.33%

InvestEd 30 Portfolio
Including Sales Charge	2.61%
Without Sales Charge	5.19%
Blended Benchmark(s)
48% Bloomberg US Universal Index + 22% Bloomberg 1-3 Year Gov/Credit Index + 20% Russell 3000 Index + 10% MSCI ACWI ex USA IMI Index	5.02%

InvestEd 40 Portfolio
Including Sales Charge	4.65%
Without Sales Charge	7.38%
Blended Benchmark(s)
46% Bloomberg US Universal Index + 27% Russell 3000 Index + 14% Bloomberg 1-3 Year Gov/Credit Index + 13% MSCI ACWI ex USA IMI Index	7.06%

InvestEd 50 Portfolio
Including Sales Charge	6.72%
Without Sales Charge	9.46%
Blended Benchmark(s)
39% Bloomberg US Universal Index + 34% Russell 3000 Index + 16% MSCI ACWI ex USA IMI Index + 11% Bloomberg 1-3 Year Gov/Credit Index	9.17%

InvestEd 60 Portfolio
Including Sales Charge	8.78%
Without Sales Charge	11.62%
Blended Benchmark(s)
40% Russell 3000 Index + 31% Bloomberg US Universal Index + 20% MSCI ACWI ex USA IMI Index + 9% Bloomberg 1-3 Year Gov/Credit Index	11.15%

4	ANNUAL REPORT	2021

InvestEd 70 Portfolio
Including Sales Charge	10.73%
Without Sales Charge	13.59%
Blended Benchmark(s)
46% Russell 3000 Index + 24% Bloomberg US Universal Index + 24% MSCI ACWI ex USA IMI Index + 6% Bloomberg 1-3 Year Gov/Credit Index	13.14%

InvestEd 80 Portfolio
Including Sales Charge	12.66%
Without Sales Charge	15.58%
Blended Benchmark(s)
52% Russell 3000 Index + 28% MSCI ACWI ex USA IMI Index + 16% Bloomberg US Universal Index + 4% Bloomberg 1-3 Year Gov/Credit Index	15.17%

InvestEd 90 Portfolio
Including Sales Charge	14.56%
Without Sales Charge	17.48%
Blended Benchmark(s)
57% Russell 3000 Index + 33% MSCI ACWI ex USA IMI Index + 8% Bloomberg US Universal Index + 2% Bloomberg 1-3 Year Gov/Credit Index	17.05%

Benchmarks
Bloomberg 1-3 Year US Gov/Credit Index (generally reflects the performance of securities representing the bond market with greater than one and less than three years until maturity)	-0.47%
Bloomberg 1-5 Year US Gov/Credit Index (generally reflects the performance of securities representing the bond market with greater than one and less than five years until maturity)	-0.97%
Bloomberg US Universal Index (generally reflects the performance of USD-denominated, taxable bonds that are rated either investment grade or high-yield.)	-1.10%
MSCI ACWI ex USA IMI Index (generally reflects the performance of large-, mid- and small-capitalization stocks across developed and emerging markets, excluding the US.)	8.53%
MSCI ACWI ex USA NR USD Index (generally reflects the performance of large- and mid-capitalization stocks across developed and emerging markets, excluding the US.)	7.82%
Russell 3000 Index (generally reflects the performance of large-capitalization US. stocks)	25.66%

For additional performance information for each Portfolio, please see the Comparison of Change in Value of a $10,000 Investment and the Average Annual Total Return information for each Portfolio found in this report.

Please note that the Portfolio returns include applicable investment fees and expense, whereas the index returns do not include any such fees. Because each Portfolio typically invests in a variety of mutual funds that invest in multiple asset classes, we compare each Portfolio’s results to multiple benchmark indexes. The performance discussed below is at net asset value.

Year in review

Global economic activity continued its astounding rebound from the pandemic shock and exceeded expectations in the first half of the measurement period. However, it was not entirely a quiet ride. Equity volatility increased during the third quarter of 2021 as growth slowed and fiscal stimulus expectations were disappointed. Amidst this growth slowdown, “stagflation” concerns grew as inflation increased, largely driven by supply chain issues, bottlenecks, and shortages. Despite this volatility, the market climbed higher through the fourth quarter of 2021 as growth remained robust and many potential risk factors were avoided. The US circumvented a debt crisis at the last moment, per the usual script, and simultaneously avoided significant tax hikes, which at one point seemed a quite likely threat to corporate profits and potentially consumption. And although the market did not get the entirety of the fiscal stimulus package once promised, that may have been a positive in terms of not creating additional inflationary pressures.

2021	ANNUAL REPORT	5

The evolution of the pandemic continues to have a significant influence on risk appetite in financial markets and despite worrying mutations in the virus and continued spread of cases, the vaccines remain a robust tool in response to the crisis. Vaccine approvals were recently extended to younger age groups and the rollout of booster shots enhanced protection for older demographics. Each subsequent wave of COVID-19 infections has inflicted less severe human, economic, and market damage as vaccines remain highly effective in reducing severe outcomes and populations have increasing resilience from both prior infections and inoculations.

Following the dramatic surge in economic activity from the depths of the crisis, monetary policy is now shifting, globally. Many central banks have already hiked policy rates and are either discussing or actively in the process of tapering quantitative easing (QE) purchases and discussing plans to actively reduce assets held on balance sheets. In the US, The Federal Reserve Bank (Fed) has begun tapering its QE program and although tapering is not tightening, per se, the Fed has guided market expectations for several interest rate hikes in 2022.

All said, economic activity and corporate earnings have remained robust; inflationary pressures in supply chains have eased (although others like labor and housing are rising); and central banks are gradually normalizing monetary policy as the global economy moves past the extreme shock of the pandemic and returns to a more normal regime where extreme policy stimulus is no longer prudent nor desirable.

Equity markets vastly outperformed fixed income with developed markets outperforming emerging markets and the US significantly outperforming other developed markets. China was a distinct outlier, with significant underperformance because of its stringent “zero COVID-19” policy and various disruptive regulatory actions in technology and property sectors. Energy, along with other cyclical sectors outperformed defensive sectors such as staples, utilities, and telecommunications. Fixed-income markets were more challenging. Investment grade returns were primarily driven by duration exposures as expectations for tighter central bank monetary policy lifted interest rates and credit spreads did little to offset that headwind. The high yield bond market outperformed investment grade due to lower interest-rate sensitivity and a more significant narrowing of credit spreads in these riskier assets. From a currency perspective, US dollar (USD) strength was the dominant theme with many non-USD linked emerging markets currencies exhibiting significant weakness.

The mixed asset InvestEd Portfolios (InvestEd 10 Portfolio through InvestEd 90 Portfolio) finished the measurement period with positive returns and competitive performance when compared to their blended benchmark indexes. Unfortunately, the fixed income-only portfolio (InvestEd 0 Portfolio) experienced a negative return due to higher interest rates, which resulted in price declines for bonds. The broad strength across equities was reflected by the portfolios’ benchmarks. The US equity benchmark return exceeded 25% and the international equity benchmark return exceeded 8.5%. Fixed income returns were slightly negative on the fiscal year as interest rates rose. The short-term fixed income benchmark return declined -0.5% and the long-term fixed income benchmark return declined -1.1% on the fiscal year. On a relative basis, portfolio returns met or exceeded those of the benchmarks in all three asset classes of US equities, international equities, and fixed income. The performance of the portfolios reflects the mix of returns in the underlying funds during the measurement period and their allocation weightings. The most significant detractors to relative performance were exposure to mid-cap and small-cap equity funds, emerging markets, and government securities, all of which underperformed their respective broader asset class benchmarks. However, these headwinds were more than offset (in all but the fixed income-only portfolio, InvestEd 0 Portfolio) by a combination of active manager outperformance in the small- and mid-cap strategies as well as positive contributions from many other underlying funds in the portfolios. During the measurement period, the InvestEd Portfolios undertook modest changes in the weightings of underlying funds in an effort to manage exposures commensurate with the investment objectives of the portfolios.

Outlook

In the coming year, we believe the global economy is likely to continue transitioning from unsustainably high growth to a slower and more sustainable level, supported by moderate corporate earnings growth and buffered by strong consumer and corporate balance sheets.

Inflationary forces are expected to be manageable as transitory pressures abate. However, the future path of inflation data and the Fed’s response function to it will be critical to engineering a soft landing. Labor force participation rates and productivity dynamics will be pivotal in determining what level of growth can be sustained without forcing excessively tight monetary policy.

Of course, the pandemic remains a key risk factor. Although higher rates of vaccination and natural immunity may be approaching critical mass in many geographies, which hopefully mitigates the risk of overwhelming health care systems.

With tapering commencing and tightening soon on the way, the market will be forced to reckon with higher discount rates, which have already proven to be a headwind for equity valuations. However, recessions and market corrections do not typically begin at the start of rate-hike cycles but rather only when earnings decline. And although the rate of earnings

6	ANNUAL REPORT	2021

growth is slowing, it remains positive. Additionally, the consensus currently expects the fed funds rate to remain lower than pre-crisis, 2019 levels for the next two years.

However, we think equity valuations remain a risk factor as many measures significantly exceed historical averages and have likely peaked, given the shift in monetary policy. Equity multiples typically decline during tightening cycles, but the asset class has the potential to still produce positive returns if inflation remains moderate and interest rates stay relatively low as earnings growth exceeds multiple contraction.

Given this balanced outlook, we believe the InvestEd Portfolios are positioned with anticipated total risk exposures near benchmark levels. Equity allocations are approximately neutral with respect to geography, industry, and styles so that the most significant driver of relative performance should the underlying active managers’ ability to add value through security selection.

Significant Event: On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the InvestEd Portfolios, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The InvestEd Portfolios, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Past performance is not a guarantee of future results. As with any mutual fund, the value of each Portfolio’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolios’ prospectus.

The ability of a Portfolio to meet its investment objective depends both on the allocation of its assets among the underlying funds and the ability of those funds to meet their respective investment objectives. Each Portfolio’s share price will likely change daily based on the performance of the underlying funds in which it invests. In general, a Portfolio is subject to the same risks as those of the underlying funds it holds.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of any of the InvestEd Portfolios.

2021	ANNUAL REPORT	7

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	INVESTED PORTFOLIOS

(UNAUDITED)

^	Blended index is computed using a combination of 57% Russell 3000 Index + 33% MSCI ACWI ex U.S.A. IMI Index + 8% Bloomberg U.S. Universal Index + 2% Bloomberg 1-3 Year U.S.Gov/Credit Index.

^	Blended index is computed using a combination of 52% Russell 3000 Index + 28% MSCI ACWI ex U.S.A. IMI Index + 16% Bloomberg U.S. Universal Index + 4% Bloomberg 1-3 Year U.S. Gov/Credit Index.

See footnotes on page 13.

8	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	INVESTED PORTFOLIOS

(UNAUDITED)

^	Blended index is computed using a combination of 46% Russell 3000 Index + 24% MSCI ACWI ex U.S.A. IMI Index + 24% Bloomberg U.S. Universal Index + 6% Bloomberg 1-3 Year U.S.Gov/Credit Index.

^	Blended index is computed using a combination of 40% Russell 3000 Index + 31% Bloomberg U.S. Universal Index + 20% MSCI ACWI ex U.S.A. IMI Index + 9% Bloomberg 1-3 Year U.S. Gov/Credit Index.

See footnotes on page 13.

2021	ANNUAL REPORT	9

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	INVESTED PORTFOLIOS

(UNAUDITED)

^	Blended index is computed using a combination of 39% Bloomberg U.S. Universal Index + 34% Russell 3000 Index + 16% MSCI ACWI ex U.S.A. IMI Index + 11% Bloomberg 1-3 Year U.S. Gov/Credit Index.

^	Blended index is computed using a combination of 46% Bloomberg U.S. Universal Index + 27% Russell 3000 Index + 14% Bloomberg 1-3 Year U.S. Gov/Credit Index + 13% MSCI ACWI ex U.S.A. IMI Index.

See footnotes on page 13.

10	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	INVESTED PORTFOLIOS

(UNAUDITED)

^	Blended index is computed using a combination of 48% Bloomberg U.S. Universal Index + 22% Bloomberg 1-3 Year U.S.Gov/Credit Index + 20% Russell 3000 Index + 10% MSCI ACWI ex U.S.A. IMI Index.

^	Blended index is computed using a combination of 46% Bloomberg U.S. Universal Index + 34% Bloomberg 1-3 Year U.S.Gov/Credit Index + 15% Russell 3000 Index + 5% MSCI ACWI ex U.S.A. IMI Index.

See footnotes on page 13.

2021	ANNUAL REPORT	11

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	INVESTED PORTFOLIOS

(UNAUDITED)

^	Blended index is computed using a combination of 45% Bloomberg U.S. Universal Index + 45% Bloomberg 1-3 Year U.S.Gov/Credit Index + 8% Russell 3000 Index + 2% MSCI ACWI ex U.S.A. IMI Index.

^	Blended index is computed using a combination of 75% Bloomberg 1-3 Year U.S.Gov/Credit Index + 25% Bloomberg U.S. Universal Index.

See footnotes on page 13.

12	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	INVESTED PORTFOLIOS

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	InvestEd 90 Portfolio	InvestEd 80 Portfolio	InvestEd 70 Portfolio	InvestEd 60 Portfolio	InvestEd 50 Portfolio
1-year period ended 12-31-21	14.56%	12.66%	10.73%	8.78%	6.72%
5-year period ended 12-31-21	—	—	11.85%	10.02%	—
10-year period ended 12-31-21	—	—	10.44%	8.55%	—
Since inception of Portfolio(3) through 12-31-21	11.85%	16.11%	—	—	9.13%

Average Annual Total Return(2)	InvestEd 40 Portfolio	InvestEd 30 Portfolio	InvestEd 20 Portfolio	InvestEd 10 Portfolio	InvestEd 0 Portfolio
1-year period ended 12-31-21	4.65%	2.61%	0.81%	-1.20%	-3.39%
5-year period ended 12-31-21	6.89%	—	—	—	—
10-year period ended 12-31-21	5.90%	—	—	—	—
Since inception of Portfolio(3) through 12-31-21	—	4.41%	4.35%	-0.03%	1.26%

(2)

Data quoted is past performance and is based on a deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for each Portfolio’s most recent month-end performance. Shares carry a maximum front-end sales load of 2.50%.

(3)

9-18-17 InvestEd 90 Portfolio, 9-1-20 InvestEd 80 Portfolio, 9-1-20 InvestEd 50 Portfolio, 9-1-20 InvestEd 30 Portfolio, 9-18-17 InvestEd 20 Portfolio, 9-1-20 InvestEd 10 Portfolio and 9-18-17 InvestEd 0 Portfolio (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2021	ANNUAL REPORT	13

ILLUSTRATION OF PORTFOLIO EXPENSES	INVESTED PORTFOLIOS

(UNAUDITED)

Expense Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder in the underlying Delaware Ivy Funds, your Portfolio will indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not included in a Portfolio’s annualized expense ratio or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2021.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7. 5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. You should consider the additional fees that were charged to your Portfolio account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Portfolio	Beginning Account Value 6-30-21	Ending Account Value 12-31-21	Expenses Paid During Period*	Beginning Account Value 6-30-21	Ending Account Value 12-31-21	Expenses Paid During Period*
InvestEd 0 Portfolio	$1,000	$994.00	$1.30	$1,000	$1,023.95	$1.32	0.25%
InvestEd 10 Portfolio	$1,000	$1,003.50	$1.30	$1,000	$1,023.95	$1.32	0.25%
InvestEd 20 Portfolio	$1,000	$1,009.90	$1.31	$1,000	$1,023.95	$1.32	0.25%
InvestEd 30 Portfolio	$1,000	$1,013.70	$1.31	$1,000	$1,023.95	$1.32	0.25%
InvestEd 40 Portfolio	$1,000	$1,021.40	$1.31	$1,000	$1,023.95	$1.32	0.25%
InvestEd 50 Portfolio	$1,000	$1,027.30	$1.32	$1,000	$1,023.95	$1.32	0.25%
InvestEd 60 Portfolio	$1,000	$1,032.60	$1.32	$1,000	$1,023.95	$1.32	0.25%
InvestEd 70 Portfolio	$1,000	$1,038.00	$1.32	$1,000	$1,023.95	$1.32	0.25%
InvestEd 80 Portfolio	$1,000	$1,043.10	$1.33	$1,000	$1,023.95	$1.32	0.25%
InvestEd 90 Portfolio	$1,000	$1,046.80	$1.33	$1,000	$1,023.95	$1.32	0.25%

*

Portfolio expenses are equal to the Portfolio’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184 days in the six-month period ended December 31, 2021, and divided by 365.

(1)

This section uses the Portfolio’s actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The “Ending Account Value” shown is computed using the Portfolio’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

14	ANNUAL REPORT	2021

ILLUSTRATION OF PORTFOLIO EXPENSES	INVESTED PORTFOLIOS

(UNAUDITED)

(2)

This section uses a hypothetical five percent annual return and actual Portfolio expenses. It helps to compare the Portfolio’s ongoing costs with other mutual funds. A shareholder can compare the Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other Portfolios.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads or exchange fees.

2021	ANNUAL REPORT	15

PORTFOLIO HIGHLIGHTS	INVESTED PORTFOLIOS

ALL DATA IS AS OF DECEMBER 31, 2021 (UNAUDITED)

InvestEd 90 Portfolio – Asset Allocation

Affiliated Mutual Funds	84.0%
Delaware Ivy Large Cap Growth Fund, Class R6	13.5%
Delaware Ivy Core Equity Fund, Class R6	13.4%
Delaware Ivy International Core Equity Fund, Class R6	10.8%
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	8.6%
Delaware Ivy Mid Cap Growth Fund, Class R6	6.5%
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	5.2%
Delaware Ivy Value Fund, Class R6	4.7%
Delaware Ivy Government Securities Fund, Class R6	4.0%
Delaware Ivy International Small Cap Fund, Class R6	2.9%
Delaware Ivy International Value Fund, Class R6	2.9%
Delaware Ivy Securian Core Bond Fund, Class R6	2.3%
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	2.1%
Delaware Ivy Limited-Term Bond Fund, Class R6	2.0%
Delaware Ivy Small Cap Growth Fund, Class R6	1.9%
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	1.5%
Delaware Ivy Corporate Bond Fund, Class R6	0.7%
Delaware Ivy Crossover Credit Fund, Class R6	0.5%
Delaware Ivy High Income Fund, Class R6	0.3%
Delaware Ivy Global Bond Fund, Class R6	0.2%
Investment Funds	15.5%
Registered Investment Companies	15.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.5%

InvestEd 80 Portfolio – Asset Allocation

Affiliated Mutual Funds	84.9%
Delaware Ivy Large Cap Growth Fund, Class R6	12.3%
Delaware Ivy Core Equity Fund, Class R6	12.2%
Delaware Ivy International Core Equity Fund, Class R6	9.0%
Delaware Ivy Government Securities Fund, Class R6	8.2%
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	7.2%
Delaware Ivy Mid Cap Growth Fund, Class R6	5.9%
Delaware Ivy Securian Core Bond Fund, Class R6	5.0%
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	4.6%
Delaware Ivy Value Fund, Class R6	4.3%
Delaware Ivy Limited-Term Bond Fund, Class R6	4.0%
Delaware Ivy International Small Cap Fund, Class R6	2.4%
Delaware Ivy International Value Fund, Class R6	2.4%
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	1.8%
Delaware Ivy Small Cap Growth Fund, Class R6	1.6%
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	1.3%
Delaware Ivy Corporate Bond Fund, Class R6	1.2%
Delaware Ivy Crossover Credit Fund, Class R6	0.7%
Delaware Ivy Global Bond Fund, Class R6	0.5%
Delaware Ivy High Income Fund, Class R6	0.3%
Investment Funds	14.4%
Registered Investment Companies	14.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.7%

16	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	INVESTED PORTFOLIOS

ALL DATA IS AS OF DECEMBER 31, 2021 (UNAUDITED)

InvestEd 70 Portfolio – Asset Allocation

Affiliated Mutual Funds	87.5%
Delaware Ivy Government Securities Fund, Class R6	12.5%
Delaware Ivy Large Cap Growth Fund, Class R6	11.0%
Delaware Ivy Core Equity Fund, Class R6	10.8%
Delaware Ivy International Core Equity Fund, Class R6	7.9%
Delaware Ivy Securian Core Bond Fund, Class R6	7.5%
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	6.2%
Delaware Ivy Limited-Term Bond Fund, Class R6	6.0%
Delaware Ivy Mid Cap Growth Fund, Class R6	5.2%
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	4.1%
Delaware Ivy Value Fund, Class R6	3.8%
Delaware Ivy International Small Cap Fund, Class R6	2.1%
Delaware Ivy Corporate Bond Fund, Class R6	2.0%
Delaware Ivy International Value Fund, Class R6	2.0%
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	1.7%
Delaware Ivy Small Cap Growth Fund, Class R6	1.5%
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	1.2%
Delaware Ivy Crossover Credit Fund, Class R6	1.0%
Delaware Ivy Global Bond Fund, Class R6	0.7%
Delaware Ivy High Income Fund, Class R6	0.3%
Investment Funds	12.3%
Registered Investment Companies	12.3%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.2%

InvestEd 60 Portfolio – Asset Allocation

Affiliated Mutual Funds	89.1%
Delaware Ivy Government Securities Fund, Class R6	15.5%
Delaware Ivy Large Cap Growth Fund, Class R6	9.5%
Delaware Ivy Core Equity Fund, Class R6	9.4%
Delaware Ivy Securian Core Bond Fund, Class R6	9.0%
Delaware Ivy Limited-Term Bond Fund, Class R6	9.0%
Delaware Ivy International Core Equity Fund, Class R6	6.6%
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	5.2%
Delaware Ivy Mid Cap Growth Fund, Class R6	4.5%
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	3.6%
Delaware Ivy Corporate Bond Fund, Class R6	3.5%
Delaware Ivy Value Fund, Class R6	3.3%
Delaware Ivy International Small Cap Fund, Class R6	1.7%
Delaware Ivy International Value Fund, Class R6	1.7%
Delaware Ivy Crossover Credit Fund, Class R6	1.5%
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	1.4%
Delaware Ivy Small Cap Growth Fund, Class R6	1.3%
Delaware Ivy Global Bond Fund, Class R6	1.0%
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	0.9%
Delaware Ivy High Income Fund, Class R6	0.5%
Investment Funds	10.7%
Registered Investment Companies	10.7%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.2%

2021	ANNUAL REPORT	17

PORTFOLIO HIGHLIGHTS	INVESTED PORTFOLIOS

ALL DATA IS AS OF DECEMBER 31, 2021 (UNAUDITED)

InvestEd 50 Portfolio – Asset Allocation

Affiliated Mutual Funds	90.8%
Delaware Ivy Government Securities Fund, Class R6	20.0%
Delaware Ivy Limited-Term Bond Fund, Class R6	11.0%
Delaware Ivy Securian Core Bond Fund, Class R6	10.0%
Delaware Ivy Large Cap Growth Fund, Class R6	8.1%
Delaware Ivy Core Equity Fund, Class R6	8.0%
Delaware Ivy International Core Equity Fund, Class R6	5.3%
Delaware Ivy Corporate Bond Fund, Class R6	4.7%
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	4.1%
Delaware Ivy Mid Cap Growth Fund, Class R6	3.9%
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	3.1%
Delaware Ivy Value Fund, Class R6	2.8%
Delaware Ivy Crossover Credit Fund, Class R6	2.2%
Delaware Ivy International Small Cap Fund, Class R6	1.3%
Delaware Ivy International Value Fund, Class R6	1.3%
Delaware Ivy Global Bond Fund, Class R6	1.2%
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	1.2%
Delaware Ivy Small Cap Growth Fund, Class R6	1.0%
Delaware Ivy High Income Fund, Class R6	0.8%
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	0.8%
Investment Funds	8.9%
Registered Investment Companies	8.9%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.3%

InvestEd 40 Portfolio – Asset Allocation

Affiliated Mutual Funds	92.6%
Delaware Ivy Government Securities Fund, Class R6	25.0%
Delaware Ivy Limited-Term Bond Fund, Class R6	13.9%
Delaware Ivy Securian Core Bond Fund, Class R6	11.2%
Delaware Ivy Large Cap Growth Fund, Class R6	6.4%
Delaware Ivy Core Equity Fund, Class R6	6.4%
Delaware Ivy Corporate Bond Fund, Class R6	5.0%
Delaware Ivy International Core Equity Fund, Class R6	4.3%
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	3.3%
Delaware Ivy Mid Cap Growth Fund, Class R6	3.0%
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	2.5%
Delaware Ivy Crossover Credit Fund, Class R6	2.5%
Delaware Ivy Value Fund, Class R6	2.3%
Delaware Ivy Global Bond Fund, Class R6	1.5%
Delaware Ivy International Small Cap Fund, Class R6	1.1%
Delaware Ivy International Value Fund, Class R6	1.1%
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	0.9%
Delaware Ivy High Income Fund, Class R6	0.8%
Delaware Ivy Small Cap Growth Fund, Class R6	0.8%
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	0.6%
Investment Funds	7.2%
Registered Investment Companies	7.2%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.2%

18	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	INVESTED PORTFOLIOS

ALL DATA IS AS OF DECEMBER 31, 2021 (UNAUDITED)

InvestEd 30 Portfolio – Asset Allocation

Affiliated Mutual Funds	94.5%
Delaware Ivy Government Securities Fund, Class R6	26.0%
Delaware Ivy Limited-Term Bond Fund, Class R6	22.0%
Delaware Ivy Securian Core Bond Fund, Class R6	13.5%
Delaware Ivy Large Cap Growth Fund, Class R6	4.8%
Delaware Ivy Corporate Bond Fund, Class R6	4.8%
Delaware Ivy Core Equity Fund, Class R6	4.7%
Delaware Ivy International Core Equity Fund, Class R6	3.2%
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	2.6%
Delaware Ivy Mid Cap Growth Fund, Class R6	2.3%
Delaware Ivy Crossover Credit Fund, Class R6	2.0%
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	1.8%
Delaware Ivy Value Fund, Class R6	1.7%
Delaware Ivy Global Bond Fund, Class R6	1.3%
Delaware Ivy International Small Cap Fund, Class R6	0.8%
Delaware Ivy International Value Fund, Class R6	0.8%
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	0.6%
Delaware Ivy Small Cap Growth Fund, Class R6	0.6%
Delaware Ivy High Income Fund, Class R6	0.5%
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	0.5%
Investment Funds	5.3%
Registered Investment Companies	5.3%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.2%

InvestEd 20 Portfolio – Asset Allocation

Affiliated Mutual Funds	95.9%
Delaware Ivy Limited-Term Bond Fund, Class R6	33.8%
Delaware Ivy Government Securities Fund, Class R6	25.9%
Delaware Ivy Securian Core Bond Fund, Class R6	13.4%
Delaware Ivy Corporate Bond Fund, Class R6	4.5%
Delaware Ivy Large Cap Growth Fund, Class R6	3.6%
Delaware Ivy Core Equity Fund, Class R6	3.5%
Delaware Ivy Mid Cap Growth Fund, Class R6	1.7%
Delaware Ivy International Core Equity Fund, Class R6	1.6%
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	1.3%
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	1.3%
Delaware Ivy Value Fund, Class R6	1.3%
Delaware Ivy Global Bond Fund, Class R6	1.0%
Delaware Ivy Crossover Credit Fund, Class R6	0.7%
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	0.5%
Delaware Ivy Small Cap Growth Fund, Class R6	0.5%
Delaware Ivy International Small Cap Fund, Class R6	0.4%
Delaware Ivy International Value Fund, Class R6	0.4%
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	0.3%
Delaware Ivy High Income Fund, Class R6	0.2%
Investment Funds	3.9%
Registered Investment Companies	3.9%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.2%

2021	ANNUAL REPORT	19

PORTFOLIO HIGHLIGHTS	INVESTED PORTFOLIOS

ALL DATA IS AS OF DECEMBER 31, 2021 (UNAUDITED)

InvestEd 10 Portfolio – Asset Allocation

Affiliated Mutual Funds	97.8%
Delaware Ivy Limited-Term Bond Fund, Class R6	44.8%
Delaware Ivy Government Securities Fund, Class R6	27.0%
Delaware Ivy Securian Core Bond Fund, Class R6	12.5%
Delaware Ivy Corporate Bond Fund, Class R6	4.5%
Delaware Ivy Core Equity Fund, Class R6	1.9%
Delaware Ivy Large Cap Growth Fund, Class R6	1.9%
Delaware Ivy Global Bond Fund, Class R6	1.0%
Delaware Ivy Mid Cap Growth Fund, Class R6	0.9%
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	0.8%
Delaware Ivy Value Fund, Class R6	0.6%
Delaware Ivy International Core Equity Fund, Class R6	0.6%
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	0.5%
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	0.3%
Delaware Ivy Small Cap Growth Fund, Class R6	0.2%
Delaware Ivy International Value Fund, Class R6	0.1%
Delaware Ivy International Small Cap Fund, Class R6	0.1%
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	0.1%
Investment Funds	2.0%
Registered Investment Companies	2.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.2%

InvestEd 0 Portfolio – Asset Allocation

Affiliated Mutual Funds	99.6%
Delaware Ivy Limited-Term Bond Fund, Class R6	74.6%
Delaware Ivy Government Securities Fund, Class R6	23.2%
Delaware Ivy Securian Core Bond Fund, Class R6	1.0%
Delaware Ivy Corporate Bond Fund, Class R6	0.8%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.4%

The percentages of investments in the underlying funds may not currently be within the target allocation ranges disclosed in the Portfolios’ prospectus due to market movements; these percentages are expected to change over time, and deviation from the target allocation ranges due to market movements is permitted by the prospectus.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

20	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	INVESTED PORTFOLIOS (in thousands)

DECEMBER 31, 2021

InvestEd 90 Portfolio

INVESTMENT FUNDS	Shares	Value
Registered Investment Companies – 15.5%
iShares Core MSCI EAFE ETF	11	$823
iShares Core S&P 500 ETF	3	1,541

		2,364

TOTAL INVESTMENT FUNDS – 15.5%		$2,364
(Cost: $1,885)

AFFILIATED MUTUAL FUNDS
Delaware Ivy Core Equity Fund, Class R6	90	2,038
Delaware Ivy Corporate Bond Fund, Class R6	18	114
Delaware Ivy Crossover Credit Fund, Class R6	7	76
Delaware Ivy Global Bond Fund, Class R6	4	38
Delaware Ivy Government Securities Fund, Class R6	110	610
Delaware Ivy High Income Fund, Class R6	6	39
Delaware Ivy International Core Equity Fund, Class R6	79	1,648
Delaware Ivy International Small Cap Fund, Class R6	34	444
Delaware Ivy International Value Fund, Class R6	24	441
Delaware Ivy Large Cap Growth Fund, Class R6	55	2,061
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	19	236
Delaware Ivy Limited-Term Bond Fund, Class R6	28	304
Delaware Ivy Mid Cap Growth Fund, Class R6	23	985
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	16	314
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	51	790
Delaware Ivy Securian Core Bond Fund, Class R6	32	343
Delaware Ivy Small Cap Growth Fund, Class R6	11	283
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	48	1,302
Delaware Ivy Value Fund, Class R6	26	719

TOTAL AFFILIATED MUTUAL FUNDS – 84.0%		$12,785
(Cost: $11,976)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (A) – 0.4%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	60	$60

TOTAL SHORT-TERM SECURITIES – 0.4%		$60
(Cost: $60)

TOTAL INVESTMENT SECURITIES – 99.9%		$15,209
(Cost: $13,921)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		8

NET ASSETS – 100.0%		$15,217

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Investment Funds	$2,364	$—	$—
Affiliated Mutual Funds	12,785	—	—
Short-Term Securities	60	—	—

Total	$15,209	$—	$—

InvestEd 80 Portfolio

INVESTMENT FUNDS	Shares	Value
Registered Investment Companies – 14.4%
iShares Core MSCI EAFE ETF	10	$781
iShares Core S&P 500 ETF	3	1,563

		2,344

TOTAL INVESTMENT FUNDS – 14.4%		$2,344
(Cost: $1,830)

AFFILIATED MUTUAL FUNDS
Delaware Ivy Core Equity Fund, Class R6	87	1,981
Delaware Ivy Corporate Bond Fund, Class R6	32	203
Delaware Ivy Crossover Credit Fund, Class R6	12	122
Delaware Ivy Global Bond Fund, Class R6	8	81
Delaware Ivy Government Securities Fund, Class R6	240	1,338
Delaware Ivy High Income Fund, Class R6	6	41
Delaware Ivy International Core Equity Fund, Class R6	70	1,471
Delaware Ivy International Small Cap Fund, Class R6	30	392
Delaware Ivy International Value Fund, Class R6	21	390
Delaware Ivy Large Cap Growth Fund, Class R6	54	2,005
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	17	209
Delaware Ivy Limited-Term Bond Fund, Class R6	59	647
Delaware Ivy Mid Cap Growth Fund, Class R6	23	967
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	15	292
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	49	756
Delaware Ivy Securian Core Bond Fund, Class R6	75	810
Delaware Ivy Small Cap Growth Fund, Class R6	10	262
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	43	1,170
Delaware Ivy Value Fund, Class R6	25	702

TOTAL AFFILIATED MUTUAL FUNDS – 84.9%		$13,839
(Cost: $12,983)

2021	ANNUAL REPORT	21

SCHEDULE OF INVESTMENTS	INVESTED PORTFOLIOS (in thousands)

DECEMBER 31, 2021

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (A) – 0.7%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	107	$107

TOTAL SHORT-TERM SECURITIES – 0.7%		$107
(Cost: $107)

TOTAL INVESTMENT SECURITIES – 100.0%		$16,290
(Cost: $14,920)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		5

NET ASSETS – 100.0%		$16,295

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Investment Funds	$2,344	$—	$—
Affiliated Mutual Funds	13,839	—	—
Short-Term Securities	107	—	—

Total	$16,290	$—	$—

InvestEd 70 Portfolio

INVESTMENT FUNDS	Shares	Value
Registered Investment Companies – 12.3%
iShares Core MSCI EAFE ETF	64	$4,781
iShares Core S&P 500 ETF	21	10,004

		14,785

TOTAL INVESTMENT FUNDS – 12.3%		$14,785
(Cost: $11,472)

AFFILIATED MUTUAL FUNDS
Delaware Ivy Core Equity Fund, Class R6	573	12,979
Delaware Ivy Corporate Bond Fund, Class R6	381	2,398
Delaware Ivy Crossover Credit Fund, Class R6	116	1,201
Delaware Ivy Global Bond Fund, Class R6	89	898
Delaware Ivy Government Securities Fund, Class R6	2,692	14,996
Delaware Ivy High Income Fund, Class R6	43	305
Delaware Ivy International Core Equity Fund, Class R6	449	9,412
Delaware Ivy International Small Cap Fund, Class R6	187	2,466
Delaware Ivy International Value Fund, Class R6	131	2,450
Delaware Ivy Large Cap Growth Fund, Class R6	352	13,138
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	110	1,389
Delaware Ivy Limited-Term Bond Fund, Class R6	657	7,180
Delaware Ivy Mid Cap Growth Fund, Class R6	147	6,279
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	100	2,009
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	321	4,969
Delaware Ivy Securian Core Bond Fund, Class R6	829	8,986
Delaware Ivy Small Cap Growth Fund, Class R6	70	1,804
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	272	7,375
Delaware Ivy Value Fund, Class R6	165	4,583

TOTAL AFFILIATED MUTUAL FUNDS – 87.5%		$104,817
(Cost: $93,014)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (A) – 0.2%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	201	$201

TOTAL SHORT-TERM SECURITIES – 0.2%		$201
(Cost: $201)

TOTAL INVESTMENT SECURITIES – 100.0%		$119,803
(Cost: $104,687)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(42)

NET ASSETS – 100.0%		$119,761

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Investment Funds	$14,785	$—	$—
Affiliated Mutual Funds	104,817	—	—
Short-Term Securities	201	—	—

Total	$119,803	$—	$—

22	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	INVESTED PORTFOLIOS (in thousands)

DECEMBER 31, 2021

InvestEd 60 Portfolio

INVESTMENT FUNDS	Shares	Value
Registered Investment Companies – 10.7%
iShares Core MSCI EAFE ETF	28	$2,090
iShares Core S&P 500 ETF	10	4,597

		6,687

TOTAL INVESTMENT FUNDS – 10.7%		$6,687
(Cost: $5,166)

AFFILIATED MUTUAL FUNDS
Delaware Ivy Core Equity Fund, Class R6	260	5,881
Delaware Ivy Corporate Bond Fund, Class R6	347	2,185
Delaware Ivy Crossover Credit Fund, Class R6	91	937
Delaware Ivy Global Bond Fund, Class R6	62	623
Delaware Ivy Government Securities Fund, Class R6	1,737	9,678
Delaware Ivy High Income Fund, Class R6	45	317
Delaware Ivy International Core Equity Fund, Class R6	197	4,131
Delaware Ivy International Small Cap Fund, Class R6	80	1,056
Delaware Ivy International Value Fund, Class R6	56	1,049
Delaware Ivy Large Cap Growth Fund, Class R6	160	5,954
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	45	562
Delaware Ivy Limited-Term Bond Fund, Class R6	513	5,604
Delaware Ivy Mid Cap Growth Fund, Class R6	66	2,811
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	44	885
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	146	2,263
Delaware Ivy Securian Core Bond Fund, Class R6	518	5,612
Delaware Ivy Small Cap Growth Fund, Class R6	31	793
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	120	3,246
Delaware Ivy Value Fund, Class R6	74	2,067

TOTAL AFFILIATED MUTUAL FUNDS – 89.1%		$55,654
(Cost: $50,764)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (A) – 0.2%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	141	$141

TOTAL SHORT-TERM SECURITIES – 0.2%		$141
(Cost: $141)

TOTAL INVESTMENT SECURITIES – 100.0%		$62,482
(Cost: $56,071)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(30)

NET ASSETS – 100.0%		$62,452

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Investment Funds	$6,687	$—	$—
Affiliated Mutual Funds	55,654	—	—
Short-Term Securities	141	—	—

Total	$62,482	$—	$—

InvestEd 50 Portfolio

INVESTMENT FUNDS	Shares	Value
Registered Investment Companies – 8.9%
iShares Core MSCI EAFE ETF	13	$941
iShares Core S&P 500 ETF	5	2,271

		3,212

TOTAL INVESTMENT FUNDS – 8.9%		$3,212
(Cost: $2,510)

AFFILIATED MUTUAL FUNDS
Delaware Ivy Core Equity Fund, Class R6	127	2,885
Delaware Ivy Corporate Bond Fund, Class R6	271	1,709
Delaware Ivy Crossover Credit Fund, Class R6	78	810
Delaware Ivy Global Bond Fund, Class R6	44	449
Delaware Ivy Government Securities Fund, Class R6	1,292	7,196
Delaware Ivy High Income Fund, Class R6	39	274
Delaware Ivy International Core Equity Fund, Class R6	91	1,898
Delaware Ivy International Small Cap Fund, Class R6	36	479
Delaware Ivy International Value Fund, Class R6	26	476
Delaware Ivy Large Cap Growth Fund, Class R6	78	2,920
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	22	278
Delaware Ivy Limited-Term Bond Fund, Class R6	361	3,948
Delaware Ivy Mid Cap Growth Fund, Class R6	33	1,402
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	21	417
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	72	1,117
Delaware Ivy Securian Core Bond Fund, Class R6	332	3,594
Delaware Ivy Small Cap Growth Fund, Class R6	15	375
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	55	1,490
Delaware Ivy Value Fund, Class R6	36	1,008

TOTAL AFFILIATED MUTUAL FUNDS – 90.8%		$32,725
(Cost: $31,702)

2021	ANNUAL REPORT	23

SCHEDULE OF INVESTMENTS	INVESTED PORTFOLIOS (in thousands)

DECEMBER 31, 2021

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (A) – 0.3%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	113	$113

TOTAL SHORT-TERM SECURITIES – 0.3%		$113
(Cost: $113)

TOTAL INVESTMENT SECURITIES – 100.0%		$36,050
(Cost: $34,325)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(15)

NET ASSETS – 100.0%		$36,035

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Investment Funds	$3,212	$—	$—
Affiliated Mutual Funds	32,725	—	—
Short-Term Securities	113	—	—

Total	$36,050	$—	$—

InvestEd 40 Portfolio

INVESTMENT FUNDS	Shares	Value
Registered Investment Companies – 7.2%
iShares Core MSCI EAFE ETF	17	$1,275
iShares Core S&P 500 ETF	6	2,840

		4,115

TOTAL INVESTMENT FUNDS – 7.2%		$4,115
(Cost: $3,248)

AFFILIATED MUTUAL FUNDS
Delaware Ivy Core Equity Fund, Class R6	161	3,638
Delaware Ivy Corporate Bond Fund, Class R6	454	2,858
Delaware Ivy Crossover Credit Fund, Class R6	139	1,431
Delaware Ivy Global Bond Fund, Class R6	85	856
Delaware Ivy Government Securities Fund, Class R6	2,566	14,293
Delaware Ivy High Income Fund, Class R6	62	436
Delaware Ivy International Core Equity Fund, Class R6	117	2,451
Delaware Ivy International Small Cap Fund, Class R6	47	621
Delaware Ivy International Value Fund, Class R6	33	617
Delaware Ivy Large Cap Growth Fund, Class R6	99	3,683
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	29	367
Delaware Ivy Limited-Term Bond Fund, Class R6	730	7,982
Delaware Ivy Mid Cap Growth Fund, Class R6	41	1,739
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	26	516
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	91	1,406
Delaware Ivy Securian Core Bond Fund, Class R6	593	6,424
Delaware Ivy Small Cap Growth Fund, Class R6	18	462
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	70	1,892
Delaware Ivy Value Fund, Class R6	47	1,310

TOTAL AFFILIATED MUTUAL FUNDS – 92.6%		$52,982
(Cost: $50,208)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (A) – 0.2%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	127	$127

TOTAL SHORT-TERM SECURITIES – 0.2%		$127
(Cost: $127)

TOTAL INVESTMENT SECURITIES – 100.0%		$57,224
(Cost: $53,583)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(12)

NET ASSETS – 100.0%		$57,212

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Investment Funds	$4,115	$—	$—
Affiliated Mutual Funds	52,982	—	—
Short-Term Securities	127	—	—

Total	$57,224	$—	$—

24	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	INVESTED PORTFOLIOS (in thousands)

DECEMBER 31, 2021

InvestEd 30 Portfolio

INVESTMENT FUNDS	Shares	Value
Registered Investment Companies – 5.3%
iShares Core MSCI EAFE ETF	10	$778
iShares Core S&P 500 ETF	4	1,773

		2,551

TOTAL INVESTMENT FUNDS – 5.3%		$2,551
(Cost: $1,969)

AFFILIATED MUTUAL FUNDS
Delaware Ivy Core Equity Fund, Class R6	101	2,279
Delaware Ivy Corporate Bond Fund, Class R6	365	2,299
Delaware Ivy Crossover Credit Fund, Class R6	94	969
Delaware Ivy Global Bond Fund, Class R6	60	604
Delaware Ivy Government Securities Fund, Class R6	2,260	12,585
Delaware Ivy High Income Fund, Class R6	35	246
Delaware Ivy International Core Equity Fund, Class R6	74	1,545
Delaware Ivy International Small Cap Fund, Class R6	31	410
Delaware Ivy International Value Fund, Class R6	22	408
Delaware Ivy Large Cap Growth Fund, Class R6	62	2,306
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	20	249
Delaware Ivy Limited-Term Bond Fund, Class R6	972	10,622
Delaware Ivy Mid Cap Growth Fund, Class R6	26	1,121
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	15	312
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	57	877
Delaware Ivy Securian Core Bond Fund, Class R6	602	6,527
Delaware Ivy Small Cap Growth Fund, Class R6	11	281
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	47	1,260
Delaware Ivy Value Fund, Class R6	29	801

TOTAL AFFILIATED MUTUAL FUNDS – 94.5%		$45,701
(Cost: $45,458)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (A) – 0.2%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	111	$111

TOTAL SHORT-TERM SECURITIES – 0.2%		$111
(Cost: $111)

TOTAL INVESTMENT SECURITIES – 100.0%		$48,363
(Cost: $47,538)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(5)

NET ASSETS – 100.0%		$48,358

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Investment Funds	$2,551	$—	$—
Affiliated Mutual Funds	45,701	—	—
Short-Term Securities	111	—	—

Total	$48,363	$—	$—

InvestEd 20 Portfolio

INVESTMENT FUNDS	Shares	Value
Registered Investment Companies – 3.9%
iShares Core MSCI EAFE ETF	8	$593
iShares Core S&P 500 ETF	4	1,735

		2,328

TOTAL INVESTMENT FUNDS – 3.9%		$2,328
(Cost: $1,788)

AFFILIATED MUTUAL FUNDS
Delaware Ivy Core Equity Fund, Class R6	94	2,119
Delaware Ivy Corporate Bond Fund, Class R6	425	2,674
Delaware Ivy Crossover Credit Fund, Class R6	43	446
Delaware Ivy Global Bond Fund, Class R6	59	593
Delaware Ivy Government Securities Fund, Class R6	2,775	15,455
Delaware Ivy High Income Fund, Class R6	21	151
Delaware Ivy International Core Equity Fund, Class R6	45	946
Delaware Ivy International Small Cap Fund, Class R6	16	215
Delaware Ivy International Value Fund, Class R6	11	214
Delaware Ivy Large Cap Growth Fund, Class R6	58	2,146
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	12	153
Delaware Ivy Limited-Term Bond Fund, Class R6	1,844	20,155
Delaware Ivy Mid Cap Growth Fund, Class R6	24	1,012
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	15	306
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	50	770
Delaware Ivy Securian Core Bond Fund, Class R6	739	8,015
Delaware Ivy Small Cap Growth Fund, Class R6	11	274
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	29	772
Delaware Ivy Value Fund, Class R6	27	757

TOTAL AFFILIATED MUTUAL FUNDS – 95.9%		$57,173
(Cost: $55,883)

2021	ANNUAL REPORT	25

SCHEDULE OF INVESTMENTS	INVESTED PORTFOLIOS (in thousands)

DECEMBER 31, 2021

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (A) – 0.2%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	119	$119

TOTAL SHORT-TERM SECURITIES – 0.2%		$119
(Cost: $119)

TOTAL INVESTMENT SECURITIES – 100.0%		$59,620
(Cost: $57,790)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(3)

NET ASSETS – 100.0%		$59,617

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Investment Funds	$2,328	$—	$—
Affiliated Mutual Funds	57,173	—	—
Short-Term Securities	119	—	—

Total	$59,620	$—	$—

InvestEd 10 Portfolio

INVESTMENT FUNDS	Shares	Value
Registered Investment Companies – 2.0%
iShares Core MSCI EAFE ETF	3	$236
iShares Core S&P 500 ETF	2	752

		988

TOTAL INVESTMENT FUNDS – 2.0%		$988
(Cost: $758)

AFFILIATED MUTUAL FUNDS
Delaware Ivy Core Equity Fund, Class R6	42	953
Delaware Ivy Corporate Bond Fund, Class R6	356	2,245
Delaware Ivy Global Bond Fund, Class R6	49	498
Delaware Ivy Government Securities Fund, Class R6	2,419	13,475
Delaware Ivy International Core Equity Fund, Class R6	15	306
Delaware Ivy International Small Cap Fund, Class R6	5	60
Delaware Ivy International Value Fund, Class R6	3	60
Delaware Ivy Large Cap Growth Fund, Class R6	26	964
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	5	64
Delaware Ivy Limited-Term Bond Fund, Class R6	2,049	22,399
Delaware Ivy Mid Cap Growth Fund, Class R6	10	426
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	6	129
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	25	387
Delaware Ivy Securian Core Bond Fund, Class R6	575	6,231
Delaware Ivy Small Cap Growth Fund, Class R6	4	116
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	9	236
Delaware Ivy Value Fund, Class R6	11	318

TOTAL AFFILIATED MUTUAL FUNDS – 97.8%		$48,867
(Cost: $49,767)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (A) – 0.2%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	91	$91

TOTAL SHORT-TERM SECURITIES – 0.2%		$91
(Cost: $91)

TOTAL INVESTMENT SECURITIES – 100.0%		$49,946
(Cost: $50,616)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		9

NET ASSETS – 100.0%		$49,955

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Investment Funds	$988	$—	$—
Affiliated Mutual Funds	48,867	—	—
Short-Term Securities	91	—	—

Total	$49,946	$—	$—

26	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	INVESTED PORTFOLIOS (in thousands)

DECEMBER 31, 2021

InvestEd 0 Portfolio

AFFILIATED MUTUAL FUNDS	Shares	Value
Delaware Ivy Corporate Bond Fund, Class R6	58	$367
Delaware Ivy Government Securities Fund, Class R6	2,045	11,391
Delaware Ivy Limited-Term Bond Fund, Class R6	3,352	36,642
Delaware Ivy Securian Core Bond Fund, Class R6	45	489

TOTAL AFFILIATED MUTUAL FUNDS – 99.6%		$48,889
(Cost: $49,712)

SHORT-TERM SECURITIES
Money Market Funds (A) – 0.4%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	210	210

TOTAL SHORT-TERM SECURITIES – 0.4%		$210
(Cost: $210)

TOTAL INVESTMENT SECURITIES – 100.0%		$49,099
(Cost: $49,922)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(10)

NET ASSETS – 100.0%		$49,089

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$48,889	$—	$—
Short-Term Securities	210	—	—

Total	$49,099	$—	$—

See accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	27

STATEMENTS OF ASSETS AND LIABILITIES	INVESTED PORTFOLIOS

AS OF DECEMBER 31, 2021

(In thousands, except per share amounts)	InvestEd 90 Portfolio		InvestEd 80 Portfolio	InvestEd 70 Portfolio	InvestEd 60 Portfolio	InvestEd 50 Portfolio	InvestEd 40 Portfolio
ASSETS
Investments in affiliated mutual funds at value+	$12,785		$13,839	$104,817	$55,654	$32,725	$52,982
Investments in unaffiliated securities at value+	2,424		2,451	14,986	6,828	3,325	4,242
Investments at Value	15,209		16,290	119,803	62,482	36,050	57,224
Investment securities sold receivable	—		—	—	—	38	—
Dividends and interest receivable	1		1	7	3	2	2
Capital shares sold receivable	10		7	31	17	1	20
Receivable from affiliates	—	*	—	4	2	—	1
Total Assets	15,220		16,298	119,845	62,504	36,091	57,247

LIABILITIES
Investment securities purchased payable	—		—	36	39	—	—
Capital shares redeemed payable	—		—	24	—	48	23
Other liabilities	3		3	24	13	8	12
Total Liabilities	3		3	84	52	56	35
Total Net Assets	$15,217		$16,295	$119,761	$62,452	$36,035	$57,212

NET ASSETS
Capital paid in (shares authorized – unlimited)	$12,146		$13,068	$93,454	$49,294	$31,849	$49,105
Total Distributable Earnings	3,071		3,227	26,307	13,158	4,186	8,107
Total Net Assets	$15,217		$16,295	$119,761	$62,452	$36,035	$57,212

CAPITAL SHARES OUTSTANDING	1,387		1,342	9,134	5,519	3,196	4,895

NET ASSET VALUE PER SHARE	$10.97		$12.14	$13.11	$11.32	$11.27	$11.69

+COST
Investments in affiliated mutual funds at cost	$11,976		$12,983	$93,014	$50,764	$31,702	$50,208
Investments in unaffiliated securities at cost	1,945		1,937	11,673	5,307	2,623	3,375

* Not shown due to rounding.

See Accompanying Notes to Financial Statements.

28	ANNUAL REPORT	2021

STATEMENTS OF ASSETS AND LIABILITIES	INVESTED PORTFOLIOS

AS OF DECEMBER 31, 2021

(In thousands, except per share amounts)	InvestEd 30 Portfolio	InvestEd 20 Portfolio	InvestEd 10 Portfolio		InvestEd 0 Portfolio
ASSETS
Investments in affiliated mutual funds at value+	$45,701	$57,173	$48,867		$48,889
Investments in unaffiliated securities at value+	2,662	2,447	1,079		210
Investments at Value	48,363	59,620	49,946		49,099
Investment securities sold receivable	—	—	34		88
Dividends and interest receivable	1	1	—	*	—	*
Capital shares sold receivable	14	15	16		1
Total Assets	48,378	59,636	49,996		49,188

LIABILITIES
Capital shares redeemed payable	10	6	31		89
Other liabilities	10	13	10		10
Total Liabilities	20	19	41		99
Total Net Assets	$48,358	$59,617	$49,955		$49,089

NET ASSETS
Capital paid in (shares authorized – unlimited)	$45,298	$54,628	$49,278		$49,099
Total Distributable Earnings (Loss)	3,060	4,989	677		(10)
Total Net Assets	$48,358	$59,617	$49,955		$49,089

CAPITAL SHARES OUTSTANDING	4,535	6,073	4,932		4,950

NET ASSET VALUE PER SHARE	$10.66	$9.82	$10.13		$9.92

+COST
Investments in affiliated mutual funds at cost	$45,458	$55,883	$49,767		$49,712
Investments in unaffiliated securities at cost	2,080	1,907	849		210

* Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	29

STATEMENTS OF OPERATIONS	INVESTED PORTFOLIOS

FOR THE YEAR ENDED DECEMBER 31, 2021

(In thousands)	InvestEd 90 Portfolio		InvestEd 80 Portfolio		InvestEd 70 Portfolio	InvestEd 60 Portfolio	InvestEd 50 Portfolio		InvestEd 40 Portfolio
INVESTMENT INCOME
Dividends from unaffiliated securities	$45		$46		$291	$135	$60		$79
Dividends from affiliated mutual funds	335		359		2,609	1,367	764		1,181
Interest from unaffiliated securities	—	*	—	*	1	1	—	*	—	*
Total Investment Income	380		405		2,901	1,503	824		1,260

EXPENSES
Distribution and service fees	35		41		298	164	89		144
Net Investment Income	345		364		2,603	1,339	735		1,116

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	32		78		453	290	108		175
Investments in affiliated mutual funds	914		925		4,822	3,605	849		2,196
Distributions of realized capital gains from affiliated mutual funds	506		500		3,344	1,535	773		1,000
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	359		354		2,315	1,053	489		597
Investments in affiliated mutual funds	37		197		1,631	(603)	297		(1,022)
Net Realized and Unrealized Gain	1,848		2,054		12,565	5,880	2,516		2,946
Net Increase in Net Assets Resulting from Operations	$2,193		$2,418		$15,168	$7,219	$3,251		$4,062

* Not shown due to rounding.

See Accompanying Notes to Financial Statements.

30	ANNUAL REPORT	2021

STATEMENTS OF OPERATIONS	INVESTED PORTFOLIOS

FOR THE YEAR ENDED DECEMBER 31, 2021

(In thousands)	InvestEd 30 Portfolio		InvestEd 20 Portfolio		InvestEd 10 Portfolio	InvestEd 0 Portfolio
INVESTMENT INCOME
Dividends from unaffiliated securities	$49		$42		$18	$—
Dividends from affiliated mutual funds	927		1,101		831	659
Interest from unaffiliated securities	—	*	—	*	1	1
Total Investment Income	976		1,143		850	660

EXPENSES
Distribution and service fees	117		154		124	119
Net Investment Income	859		989		726	541

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	96		90		35	—
Investments in affiliated mutual funds	640		1,496		303	266
Distributions of realized capital gains from affiliated mutual funds	648		593		288	9
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	403		377		165	— *
Investments in affiliated mutual funds	(234)		(1,477)		(816)	(1,225)
Net Realized and Unrealized Gain (Loss)	1,553		1,079		(25)	(950)
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,412		$2,068		$701	$(409)

* Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	31

STATEMENTS OF CHANGES IN NET ASSETS	INVESTED PORTFOLIOS

	InvestEd 90 Portfolio		InvestEd 80 Portfolio		InvestEd 70 Portfolio
(In thousands)	Year ended 12-31-21	Year ended 12-31-20	Year ended 12-31-21	Period from 9-1-20 to 12-31-20	Year ended 12-31-21	Year ended 12-31-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$345	$133	$364	$139	$2,603	$1,508
Net realized gain on investments	1,452	2,464	1,503	322	8,619	6,720
Net change in unrealized appreciation (depreciation)	396	(602)	551	819	3,946	6,694
Net Increase in Net Assets Resulting from Operations	2,193	1,995	2,418	1,280	15,168	14,922
Distributions to Shareholders From:
Accumulated earnings
(combined net investment income and net realized gains)	(2,607)	(1,547)	(480)	—	(8,183)	(6,162)
Total Distributions to Shareholders	(2,607)	(1,547)	(480)	—	(8,183)	(6,162)
Capital Share Transactions	3,948	(21,120)	(2,238)	15,315	(1,737)	(10,537)
Net Increase (Decrease) in Net Assets	3,534	(20,672)	(300)	16,595	5,248	(1,777)
Net Assets, Beginning of Period	11,683	32,355	16,595	—	114,513	116,290
Net Assets, End of Period	$15,217	$11,683	$16,295	$16,595	$119,761	$114,513

	InvestEd 60 Portfolio		InvestEd 50 Portfolio		InvestEd 40 Portfolio
(In thousands)	Year ended 12-31-21	Year ended 12-31-20	Year ended 12-31-21	Period from 9-1-20 to 12-31-20	Year ended 12-31-21	Year ended 12-31-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,339	$1,070	$735	$315	$1,116	$1,162
Net realized gain on investments	5,430	4,382	1,730	451	3,371	3,676
Net change in unrealized appreciation (depreciation)	450	3,009	786	939	(425)	1,722
Net Increase in Net Assets Resulting from Operations	7,219	8,461	3,251	1,705	4,062	6,560
Distributions to Shareholders From:
Accumulated earnings
(combined net investment income and net realized gains)	(5,437)	(4,000)	(790)	—	(4,825)	(2,814)
Total Distributions to Shareholders	(5,437)	(4,000)	(790)	—	(4,825)	(2,814)
Capital Share Transactions	(3,767)	(23,445)	(1,289)	33,158	2,009	(28,288)
Net Increase (Decrease) in Net Assets	(1,985)	(18,984)	1,172	34,863	1,246	(24,542)
Net Assets, Beginning of Period	64,437	83,421	34,863	—	55,966	80,508
Net Assets, End of Period	$62,452	$64,437	$36,035	$34,863	$57,212	$55,966

See Accompanying Notes to Financial Statements.

32	ANNUAL REPORT	2021

STATEMENTS OF CHANGES IN NET ASSETS	INVESTED PORTFOLIOS

	InvestEd 30 Portfolio		InvestEd 20 Portfolio		InvestEd 10 Portfolio
(In thousands)	Year ended 12-31-21	Period from 9-1-20 to 12-31-20	Year ended 12-31-21	Year ended 12-31-20	Year ended 12-31-21	Period from 9-1-20 to 12-31-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$859	$437	$989	$1,565	$726	$373
Net realized gain on investments	1,384	437	2,179	5,278	626	211
Net change in unrealized appreciation (depreciation)	169	656	(1,100)	260	(651)	(19)
Net Increase in Net Assets Resulting from Operations	2,412	1,530	2,068	7,103	701	565
Distributions to Shareholders From:
Accumulated earnings
(combined net investment income and net realized gains)	(911)	—	(6,834)	(3,828)	(617)	—
Total Distributions to Shareholders	(911)	—	(6,834)	(3,828)	(617)	—
Capital Share Transactions	(570)	45,897	1,407	(53,008)	2,589	46,717
Net Increase (Decrease) in Net Assets	931	47,427	(3,359)	(49,733)	2,673	47,282
Net Assets, Beginning of Period	47,427	—	62,976	112,709	47,282	—
Net Assets, End of Period	$48,358	$47,427	$59,617	$62,976	$49,955	$47,282

	InvestEd 0 Portfolio
(In thousands)	Year ended 12-31-21	Year ended 12-31-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$541	$850
Net realized gain on investments	275	1,082
Net change in unrealized appreciation (depreciation)	(1,225)	175
Net Increase (Decrease) in Net Assets Resulting from Operations	(409)	2,107
Distributions to Shareholders From:
Accumulated earnings
(combined net investment income and net realized gains)	(1,921)	(1,103)
Total Distributions to Shareholders	(1,921)	(1,103)
Capital Share Transactions	7,037	(8,599)
Net Increase (Decrease) in Net Assets	4,707	(7,595)
Net Assets, Beginning of Period	44,382	51,977
Net Assets, End of Period	$49,089	$44,382

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	33

FINANCIAL HIGHLIGHTS	INVESTED PORTFOLIOS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
InvestEd 90 Portfolio
Year ended 12-31-2021	$11.36	$0.31	$1.62	$1.93	$(0.12)	$(2.20)	$(2.32)
Year ended 12-31-2020	11.40	0.10	1.67	1.77	(0.59)	(1.22)	(1.81)
Year ended 12-31-2019	9.56	0.21	2.13	2.34	(0.12)	(0.38)	(0.50)
Year ended 12-31-2018	10.54	0.17	(0.93)	(0.76)	(0.06)	(0.16)	(0.22)
Year ended 12-31-2017(4)	10.00	0.08	0.46	0.54	—	—	—

InvestEd 80 Portfolio
Year ended 12-31-2021	10.83	0.26	1.42	1.68	(0.11)	(0.26)	(0.37)
Year ended 12-31-2020(5)	10.00	0.09	0.74	0.83	—	—	—

InvestEd 70 Portfolio
Year ended 12-31-2021	12.40	0.29	1.38	1.67	(0.18)	(0.78)	(0.96)
Year ended 12-31-2020	11.53	0.15	1.42	1.57	(0.24)	(0.46)	(0.70)
Year ended 12-31-2019	10.19	0.20	1.95	2.15	(0.22)	(0.59)	(0.81)
Year ended 12-31-2018	12.61	0.20	(0.93)	(0.73)	(0.12)	(1.57)	(1.69)
Year ended 12-31-2017	10.80	0.10	2.26	2.36	(0.01)	(0.54)	(0.55)

InvestEd 60 Portfolio
Year ended 12-31-2021	11.12	0.24	1.03	1.27	(0.21)	(0.86)	(1.07)
Year ended 12-31-2020	10.53	0.15	1.18	1.33	(0.29)	(0.45)	(0.74)
Year ended 12-31-2019	9.38	0.20	1.48	1.68	(0.19)	(0.34)	(0.53)
Year ended 12-31-2018	11.65	0.21	(0.72)	(0.51)	(0.18)	(1.58)	(1.76)
Year ended 12-31-2017	10.76	0.10	1.68	1.78	(0.13)	(0.76)	(0.89)

InvestEd 50 Portfolio
Year ended 12-31-2021	10.53	0.23	0.76	0.99	(0.11)	(0.14)	(0.25)
Year ended 12-31-2020(5)	10.00	0.10	0.43	0.53	—	—	—

InvestEd 40 Portfolio
Year ended 12-31-2021	11.90	0.24	0.63	0.87	(0.26)	(0.82)	(1.08)
Year ended 12-31-2020	11.37	0.19	0.97	1.16	(0.36)	(0.27)	(0.63)
Year ended 12-31-2019	10.19	0.23	1.19	1.42	(0.24)	—	(0.24)
Year ended 12-31-2018	10.68	0.21	(0.48)	(0.27)	(0.22)	—	(0.22)
Year ended 12-31-2017	10.16	0.15	0.75	0.90	(0.14)	(0.24)	(0.38)

* Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Does not include expenses of underlying Delaware Ivy Funds in which the Portfolios invest.

(4)	For the period from September 18, 2017 (commencement of operations of the Portfolio) through December 31, 2017.

(5)	For the period from September 1, 2020 (commencement of operations of the Portfolio) through December 31, 2020.

(6)	Annualized.

34	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver(3)		Portfolio Turnover Rate
InvestEd 90 Portfolio
Year ended 12-31-2021	$10.97	17.45%	$15	0.25%		2.49%		33%
Year ended 12-31-2020	11.36	15.87	12	0.25		0.87		65
Year ended 12-31-2019	11.40	24.52	32	0.25		1.89		10
Year ended 12-31-2018	9.56	-7.21	21	0.25		1.57		23
Year ended 12-31-2017(4)	10.54	5.40	17	0.25	(6)	2.71	(6)	17

InvestEd 80 Portfolio
Year ended 12-31-2021	12.14	15.61	16	0.25		2.20		35
Year ended 12-31-2020(5)	10.83	8.30	17	0.25	(6)	2.65	(6)	9

InvestEd 70 Portfolio
Year ended 12-31-2021	13.11	13.58	120	0.25		2.19		18
Year ended 12-31-2020	12.40	13.71	115	0.25		1.29		56
Year ended 12-31-2019	11.53	21.21	116	0.25		1.78		16
Year ended 12-31-2018	10.19	-5.85	115	0.25		1.59		34
Year ended 12-31-2017	12.61	21.84	137	0.25		0.84		116

InvestEd 60 Portfolio
Year ended 12-31-2021	11.32	11.58	62	0.25		2.04		25
Year ended 12-31-2020	11.12	12.66	64	0.25		1.45		40
Year ended 12-31-2019	10.53	18.00	83	0.25		1.93		18
Year ended 12-31-2018	9.38	-4.41	76	0.25		1.79		39
Year ended 12-31-2017	11.65	16.60	82	0.25		0.86		73

InvestEd 50 Portfolio
Year ended 12-31-2021	11.27	9.43	36	0.25		2.05		31
Year ended 12-31-2020(5)	10.53	5.30	35	0.25	(6)	2.94	(6)	2

InvestEd 40 Portfolio
Year ended 12-31-2021	11.69	7.40	57	0.25		1.94		29
Year ended 12-31-2020	11.90	10.29	56	0.25		1.67		35
Year ended 12-31-2019	11.37	13.92	81	0.25		2.05		16
Year ended 12-31-2018	10.19	-2.52	75	0.25		1.98		43
Year ended 12-31-2017	10.68	8.82	88	0.25		1.45		110

2021	ANNUAL REPORT	35

FINANCIAL HIGHLIGHTS	INVESTED PORTFOLIOS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
InvestEd 30 Portfolio
Year ended 12-31-2021	$10.33	$0.19	$0.35	$0.54	$(0.11)	$(0.10)	$(0.21)
Year ended 12-31-2020(4)	10.00	0.09	0.24	0.33	—	—	—

InvestEd 20 Portfolio
Year ended 12-31-2021	10.73	0.17	0.19	0.36	(0.29)	(0.98)	(1.27)
Year ended 12-31-2020	10.63	0.18	0.61	0.79	(0.40)	(0.29)	(0.69)
Year ended 12-31-2019	9.90	0.22	0.81	1.03	(0.20)	(0.10)	(0.30)
Year ended 12-31-2018	10.16	0.21	(0.35)	(0.14)	(0.07)	(0.05)	(0.12)
Year ended 12-31-2017(5)	10.00	0.07	0.09	0.16	—	—	—

InvestEd 10 Portfolio
Year ended 12-31-2021	10.12	0.15	(0.02)	0.13	(0.08)	(0.04)	(0.12)
Year ended 12-31-2020(4)	10.00	0.08	0.04	0.12	—	—	—

InvestEd 0 Portfolio
Year ended 12-31-2021	10.41	0.12	(0.21)	(0.09)	(0.18)	(0.22)	(0.40)
Year ended 12-31-2020	10.27	0.17	0.24	0.41	(0.25)	(0.02)	(0.27)
Year ended 12-31-2019	10.01	0.21	0.23	0.44	(0.18)	—	(0.18)
Year ended 12-31-2018	10.00	0.20	(0.13)	0.07	(0.06)	—	(0.06)
Year ended 12-31-2017(5)	10.00	0.06	(0.06)	0.00 *	—	—	—

(1)	Based on average weekly shares outstanding

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Does not include expenses of underlying Delaware Ivy Funds in which the Portfolios invest.

(4)	For the period from September 1, 2020 (commencement of operations of the Portfolio) through December 31, 2020.

(5)	For the period from September 18, 2017 (commencement of operations of the Portfolio) through December 31, 2017.

(6)	Annualized.

36	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver(3)		Portfolio Turnover Rate
InvestEd 30 Portfolio
Year ended 12-31-2021	$10.66	5.20%	$48	0.25%		1.83%		28%
Year ended 12-31-2020(4)	10.33	3.30	47	0.25	(6)	2.78	(6)	7

InvestEd 20 Portfolio
Year ended 12-31-2021	9.82	3.46	60	0.25		1.60		22
Year ended 12-31-2020	10.73	7.49	63	0.25		1.65		28
Year ended 12-31-2019	10.63	10.47	113	0.25		2.06		14
Year ended 12-31-2018	9.90	-1.32	100	0.25		2.08		42
Year ended 12-31-2017(5)	10.16	1.60	97	0.25	(6)	2.40	(6)	19

InvestEd 10 Portfolio
Year ended 12-31-2021	10.13	1.32	50	0.25		1.46		35
Year ended 12-31-2020(4)	10.12	1.20	47	0.25	(6)	2.39	(6)	6

InvestEd 0 Portfolio
Year ended 12-31-2021	9.92	-0.90	49	0.25		1.14		43
Year ended 12-31-2020	10.41	3.91	44	0.25		1.63		69
Year ended 12-31-2019	10.27	4.39	52	0.25		2.08		27
Year ended 12-31-2018	10.01	0.68	47	0.25		1.99		75
Year ended 12-31-2017(5)	10.00	—	44	0.25	(6)	1.96	(6)	23

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	37

NOTES TO FINANCIAL STATEMENTS	INVESTED PORTFOLIOS

DECEMBER 31, 2021

1.	ORGANIZATION

The Ivy InvestEd 529 Plan (“InvestEd Plan”) was established under the Arizona Family College Savings Program (the “Program”). InvestEd Portfolios, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end management investment company. InvestEd 90 Portfolio, InvestEd 80 Portfolio, InvestEd 70 Portfolio, InvestEd 60 Portfolio, InvestEd 50 Portfolio, InvestEd 40 Portfolio, InvestEd 30 Portfolio, InvestEd 20 Portfolio, InvestEd 10 Portfolio and InvestEd 0 Portfolio (each, a “Portfolio”) are series of the Trust. The Portfolios are investment options of the InvestEd Plan. The assets belonging to each Portfolio are held separately by the transfer agent for the underlying funds and the custodian. The capital shares of each Portfolio represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Income Taxes. It is the policy of each Portfolio to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Portfolio intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Portfolios file income tax returns in U.S. federal and applicable state jurisdictions. The Portfolios’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Portfolio on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Concentration of Market and Credit Risk. Because the Portfolio invests substantially all of its assets in Delaware Ivy Funds mutual funds (“Underlying Funds”), the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying Funds.

In the normal course of business, the Underlying Funds may invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Underlying Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Underlying Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Underlying Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Underlying Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Underlying Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties.

Certain Underlying Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Underlying Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Underlying Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument.

38	ANNUAL REPORT	2021

If an Underlying Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying Funds, or, in the case of hedging positions, that the Underlying Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

There is a risk that changes related to the use of the London Interbank Offered Rate (“LIBOR”) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (“EONIA”)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Subsequent Events. Management has determined that no material events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in the Portfolios’ financial statements.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investments in affiliated mutual funds within the Delaware Ivy Funds family are valued at their Net Asset Value (“NAV”) as reported by the Underlying Funds. Short-term debt securities are valued at amortized cost, which approximates value.

Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

Level 1 – Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

2021	ANNUAL REPORT	39

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Portfolios’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities. Investments in registered open-end investment management companies are valued based upon the NAV of such investments and are categorized as Level 1 of the fair value hierarchy.

Short-term Investments. Short-term investments having a maturity of 60 days or less are valued based on quotes that are obtained from an independent pricing service authorized by the Board. These investments are categorized as Level 1 of the fair value hierarchy.

4.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands)

Under a Distribution and Service Plan for each Portfolio’s shares adopted by the Trust pursuant to Rule 12b–1 under the Investment Company Act of 1940, each Portfolio pays a distribution and/or service fee to DDLP effective April 30, 2021 and paid IDI prior to April 30, 2021 in an amount not to exceed 0.25% of each Portfolio’s average annual net assets. The fee is paid to compensate DDLP/IDI for amounts it expends in connection with the distribution of the shares and/or provision of personal services to Portfolio shareholders and/or maintenance of shareholder accounts. All other Portfolio expenses were borne by Ivy Investment Management Company (“IICO”), an affiliate of IDI through April 30, 2021. Effective April 30, 2021, all other Portfolio expenses are borne by Delaware Management Company (“DMC”).

IICO served as each Portfolio’s investment adviser through April 30, 2021. Effective April 30, 2021, DMC serves as each Portfolio’s investment adviser. The Portfolios pay no management fees; however, IICO/DMC receives management fees from the underlying Delaware Ivy Funds. Each Portfolio pays advisory fees to IICO/DMC indirectly, as shareholders in the Underlying Funds. Likewise, each Portfolio indirectly pays other expenses related to the daily operations of the Underlying Funds.

As principal underwriter for each Portfolio’s shares, DDLP effective April 30, 2021 and IDI prior to April 30, 2021 receives sales commissions (which are not an expense of the Portfolios) for each Portfolio’s shares. A contingent deferred sales charge (“CDSC”) may be assessed against a shareholder’s redemption amount and paid to DDLP/IDI. During the year ended December 31, 2021, DDLP/IDI received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions	CDSC		Commissions Paid(1)
InvestEd 90 Portfolio	$24	$—	*	$13
InvestEd 80 Portfolio	16	—	*	7
InvestEd 70 Portfolio	38	1		18
InvestEd 60 Portfolio	27	—	*	17
InvestEd 50 Portfolio	15	—	*	11
InvestEd 40 Portfolio	19	—	*	9
InvestEd 30 Portfolio	15	—	*	8
InvestEd 20 Portfolio	17	—	*	11
InvestEd 10 Portfolio	10	—	*	5
InvestEd 0 Portfolio	11	—	*	5

*	Not shown due to rounding

(1)	DDLP/IDI reallowed/paid this portion of the sales charge to financial advisors and selling broker dealers.

40	ANNUAL REPORT	2021

5.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

For the year ended December 31, 2021, the cost of purchases and the proceeds from maturities and sales of investments securities, other than U.S. Government and short-term securities, were as follows:

	Purchases	Sales
InvestEd 90 Portfolio	$6,678	$4,481
InvestEd 80 Portfolio	5,794	7,658
InvestEd 70 Portfolio	21,386	25,389
InvestEd 60 Portfolio	16,532	22,742
InvestEd 50 Portfolio	10,858	11,415
InvestEd 40 Portfolio	16,589	17,304
InvestEd 30 Portfolio	13,202	13,175
InvestEd 20 Portfolio	13,379	17,235
InvestEd 10 Portfolio	20,436	17,450
InvestEd 0 Portfolio	25,658	19,985

6.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	InvestEd 90 Portfolio				InvestEd 80 Portfolio
	Year ended 12-31-21		Year ended 12-31-20		Year ended 12-31-21		Period from 9-1-20 to 12-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	402	$4,950	567	$6,383	550	$6,514	1,738	$17,416
Shares issued in reinvestment of distributions to shareholders	243	2,608	139	1,547	40	480	—	—
Shares redeemed	(286)	(3,610)	(2,517)	(29,050)	(780)	(9,232)	(206)	(2,101)
Net increase (decrease)	359	$3,948	(1,811)	$(21,120)	(190)	$(2,238)	1,532	$15,315

	InvestEd 70 Portfolio				InvestEd 60 Portfolio
	Year ended 12-31-21		Year ended 12-31-20		Year ended 12-31-21		Year ended 12-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	1,334	$17,843	2,740	$31,524	1,469	$17,425	2,900	$31,236
Shares issued in reinvestment of distributions to shareholders	635	8,180	504	6,162	488	5,435	364	4,000
Shares redeemed	(2,071)	(27,760)	(4,097)	(48,223)	(2,231)	(26,627)	(5,390)	(58,681)
Net (decrease)	(102)	$(1,737)	(853)	$(10,537)	(274)	$(3,767)	(2,126)	$(23,445)

	InvestEd 50 Portfolio				InvestEd 40 Portfolio
	Year ended 12-31-21		Period from 9-1-20 to 12-31-20		Year ended 12-31-21		Year ended 12-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	1,855	$20,668	3,759	$37,691	2,068	$25,672	2,016	$23,168
Shares issued in reinvestment of distributions to shareholders	71	789	—	—	417	4,825	238	2,814
Shares redeemed	(2,041)	(22,746)	(448)	(4,533)	(2,293)	(28,488)	(4,631)	(54,270)
Net increase (decrease)	(115)	$(1,289)	3,311	$33,158	192	$2,009	(2,377)	$(28,288)

2021	ANNUAL REPORT	41

	InvestEd 30 Portfolio				InvestEd 20 Portfolio
	Year ended 12-31-21		Period from 9-1-20 to 12-31-20		Year ended 12-31-21		Year ended 12-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	2,509	$26,754	5,422	$54,270	2,803	$30,644	2,919	$31,630
Shares issued in reinvestment of distributions to shareholders	86	911	—	—	700	6,834	358	3,828
Shares redeemed	(2,651)	(28,235)	(831)	(8,373)	(3,300)	(36,071)	(8,014)	(88,466)
Net increase (decrease)	(56)	$(570)	4,591	$45,897	203	$1,407	(4,737)	$(53,008)

	InvestEd 10 Portfolio				InvestEd 0 Portfolio
	Year ended 12-31-21		Period from 9-1-20 to 12-31-20		Year ended 12-31-21		Year ended 12-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	3,389	$34,531	5,432	$54,322	2,021	$20,945	2,348	$24,689
Shares issued in reinvestment of distributions to shareholders	61	617	—	—	194	1,920	106	1,103
Shares redeemed	(3,190)	(32,559)	(760)	(7,605)	(1,530)	(15,828)	(3,251)	(34,391)
Net increase (decrease)	260	$2,589	4,672	$46,717	685	$7,037	(797)	$(8,599)

7.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Delaware Ivy Funds, Delaware Ivy Variable Insurance Portfolios and InvestEd Portfolios (collectively, the “Funds” only for purposes of this footnote 7) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds have not utilized the Interfund Lending Program from the period January 1, 2021 to December 31, 2021. Additionally, no interfund loans are outstanding as of December 31, 2021.

42	ANNUAL REPORT	2021

8.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended December 31, 2021 follows:

	12-31-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)		Net Change in Unrealized Appreciation/ (Depreciation)	12-31-21 Value	Distributions Received	Capital Gain Distributions
InvestEd 90 Portfolio
Delaware Ivy Core Equity Fund, Class R6	$1,434	$988	$635	$208		$43	$2,038	$53	$150
Delaware Ivy Corporate Bond Fund, Class R6	54	93	28	1		(6)	114	3	2
Delaware Ivy Crossover Credit Fund, Class R6	28	71	19	—	*	(4)	76	3	2
Delaware Ivy Global Bond Fund, Class R6	27	22	9	—	*	(2)	38	1	—
Delaware Ivy Government Securities Fund, Class R6	580	298	251	3		(20)	610	8	—
Delaware Ivy High Income Fund, Class R6	29	20	10	—	*	—	39	2	—
Delaware Ivy International Core Equity Fund, Class R6	1,298	643	446	40		113	1,648	44	—
Delaware Ivy International Small Cap Fund, Class R6	365	240	135	29		(55)	444	32	36
Delaware Ivy International Value Fund, Class R6	379	189	157	37		(7)	441	12	—
Delaware Ivy Large Cap Growth Fund, Class R6	1,550	873	686	198		126	2,061	59	109
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	175	95	78	9		35	236	8	—
Delaware Ivy Limited-Term Bond Fund, Class R6	134	250	76	1		(5)	304	4	—
Delaware Ivy Mid Cap Growth Fund, Class R6	795	482	331	115		(76)	985	15	86
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	242	115	95	19		33	314	6	4
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class R6	107	44	165	9		5	—	1	—
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	550	357	213	36		60	790	31	25
Delaware Ivy Securian Core Bond Fund, Class R6	216	219	85	1		(8)	343	7	1
Delaware Ivy Small Cap Growth Fund, Class R6	274	183	136	33		(71)	283	7	46
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	1,110	702	441	123		(192)	1,302	12	—
Delaware Ivy Value Fund, Class R6	456	480	337	52		68	719	27	45
	$9,803			$914		$37	$12,785	$335	$506

2021	ANNUAL REPORT	43

	12-31-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)		Net Change in Unrealized Appreciation/ (Depreciation)	12-31-21 Value	Distributions Received	Capital Gain Distributions
InvestEd 80 Portfolio
Delaware Ivy Core Equity Fund, Class R6	$1,891	$722	$935	$167		$136	$1,981	$52	$148
Delaware Ivy Corporate Bond Fund, Class R6	194	101	80	—	*	(12)	203	6	4
Delaware Ivy Crossover Credit Fund, Class R6	40	135	46	—	*	(7)	122	5	3
Delaware Ivy Global Bond Fund, Class R6	78	38	32	—	*	(3)	81	2	—
Delaware Ivy Government Securities Fund, Class R6	1,741	504	864	(8)		(35)	1,338	19	—
Delaware Ivy High Income Fund, Class R6	41	16	16	1		(1)	41	3	—
Delaware Ivy International Core Equity Fund, Class R6	1,567	392	658	113		57	1,471	40	—
Delaware Ivy International Small Cap Fund, Class R6	439	164	197	40		(54)	392	29	33
Delaware Ivy International Value Fund, Class R6	456	118	222	51		(13)	390	10	—
Delaware Ivy Large Cap Growth Fund, Class R6	1,978	648	977	93		263	2,005	59	108
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	209	60	104	18		26	209	7	—
Delaware Ivy Limited-Term Bond Fund, Class R6	345	562	250	—	*	(10)	647	9	—
Delaware Ivy Mid Cap Growth Fund, Class R6	1,035	375	498	69		(14)	967	15	86
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	327	75	173	38		25	292	6	4
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class R6	155	35	208	37		(19)	—	2	—
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	749	229	339	47		70	756	31	24
Delaware Ivy Securian Core Bond Fund, Class R6	621	524	316	—	*	(19)	810	19	2
Delaware Ivy Small Cap Growth Fund, Class R6	349	138	194	37		(68)	262	7	43
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	1,357	494	637	112		(156)	1,170	11	—
Delaware Ivy Value Fund, Class R6	613	395	447	110		31	702	27	45
	$14,185			$925		$197	$13,839	$359	$500

44	ANNUAL REPORT	2021

	12-31-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)		Net Change in Unrealized Appreciation/ (Depreciation)	12-31-21 Value	Distributions Received	Capital Gain Distributions
InvestEd 70 Portfolio
Delaware Ivy Core Equity Fund, Class R6	$11,473	$2,527	$2,855	$988		$846	$12,979	$344	$981
Delaware Ivy Corporate Bond Fund, Class R6	1,898	898	266	11		(143)	2,398	72	53
Delaware Ivy Crossover Credit Fund, Class R6	276	1,116	129	2		(64)	1,201	51	27
Delaware Ivy Global Bond Fund, Class R6	820	208	99	5		(36)	898	25	—
Delaware Ivy Government Securities Fund, Class R6	15,845	2,464	2,868	132		(577)	14,996	204	—
Delaware Ivy High Income Fund, Class R6	287	55	37	—	*	—	305	20	—
Delaware Ivy International Core Equity Fund, Class R6	9,456	686	1,759	75		954	9,412	260	—
Delaware Ivy International Small Cap Fund, Class R6	2,607	533	567	109		(216)	2,466	186	207
Delaware Ivy International Value Fund, Class R6	2,705	245	719	154		65	2,450	66	—
Delaware Ivy Large Cap Growth Fund, Class R6	12,454	1,558	3,233	1,220		1,139	13,138	389	711
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	1,312	114	325	32		256	1,389	48	—
Delaware Ivy Limited-Term Bond Fund, Class R6	6,420	1,697	821	10		(126)	7,180	97	—
Delaware Ivy Mid Cap Growth Fund, Class R6	6,457	1,118	1,641	725		(380)	6,279	98	563
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	1,974	139	485	96		285	2,009	42	27
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class R6	925	92	1,124	73		34	—	9	—
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	4,647	612	1,011	210		511	4,969	206	161
Delaware Ivy Securian Core Bond Fund, Class R6	6,506	3,682	998	40		(244)	8,986	202	18
Delaware Ivy Small Cap Growth Fund, Class R6	2,111	535	605	180		(417)	1,804	46	299
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	8,067	1,497	1,877	548		(860)	7,375	71	—
Delaware Ivy Value Fund, Class R6	3,662	1,429	1,324	212		604	4,583	173	297
	$99,902			$4,822		$1,631	$104,817	$2,609	$3,344

2021	ANNUAL REPORT	45

	12-31-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	12-31-21 Value	Distributions Received	Capital Gain Distributions
InvestEd 60 Portfolio
Delaware Ivy Core Equity Fund, Class R6	$5,704	$1,352	$2,106	$735	$196	$5,881	$156	$443
Delaware Ivy Corporate Bond Fund, Class R6	1,539	1,235	467	16	(138)	2,185	68	48
Delaware Ivy Crossover Credit Fund, Class R6	313	872	198	1	(51)	937	41	21
Delaware Ivy Global Bond Fund, Class R6	621	160	135	6	(29)	623	19	—
Delaware Ivy Government Securities Fund, Class R6	13,933	1,911	5,845	308	(629)	9,678	141	—
Delaware Ivy High Income Fund, Class R6	326	66	75	(1)	1	317	22	—
Delaware Ivy International Core Equity Fund, Class R6	4,538	464	1,371	71	429	4,131	114	—
Delaware Ivy International Small Cap Fund, Class R6	1,221	266	398	80	(113)	1,056	79	89
Delaware Ivy International Value Fund, Class R6	1,269	143	471	106	2	1,049	28	—
Delaware Ivy Large Cap Growth Fund, Class R6	6,144	883	2,253	865	315	5,954	176	322
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	580	60	203	20	105	562	20	—
Delaware Ivy Limited-Term Bond Fund, Class R6	2,582	4,323	1,207	9	(103)	5,604	78	—
Delaware Ivy Mid Cap Growth Fund, Class R6	3,236	533	1,157	473	(274)	2,811	44	251
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	950	96	342	73	108	885	19	12
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class R6	439	50	540	49	2	—	4	—
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	2,313	370	778	171	187	2,263	95	73
Delaware Ivy Securian Core Bond Fund, Class R6	4,924	2,037	1,213	27	(163)	5,612	134	11
Delaware Ivy Small Cap Growth Fund, Class R6	1,017	265	392	116	(213)	793	20	131
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	3,885	781	1,289	363	(494)	3,246	31	—
Delaware Ivy Value Fund, Class R6	1,737	665	711	117	259	2,067	78	134
	$57,271			$3,605	$(603)	$55,654	$1,367	$1,535

46	ANNUAL REPORT	2021

	12-31-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)		Net Change in Unrealized Appreciation/ (Depreciation)	12-31-21 Value	Distributions Received	Capital Gain Distributions
InvestEd 50 Portfolio
Delaware Ivy Core Equity Fund, Class R6	$2,676	$739	$949	$164		$255	$2,885	$76	$218
Delaware Ivy Corporate Bond Fund, Class R6	1,097	983	278	1		(94)	1,709	51	38
Delaware Ivy Crossover Credit Fund, Class R6	257	725	130	1		(43)	810	34	18
Delaware Ivy Global Bond Fund, Class R6	425	114	74	—	*	(16)	449	13	—
Delaware Ivy Government Securities Fund, Class R6	9,546	1,524	3,650	(36)		(188)	7,196	100	—
Delaware Ivy High Income Fund, Class R6	267	63	57	5		(4)	274	18	—
Delaware Ivy International Core Equity Fund, Class R6	1,972	271	561	94		122	1,898	52	—
Delaware Ivy International Small Cap Fund, Class R6	522	136	160	32		(51)	479	36	40
Delaware Ivy International Value Fund, Class R6	542	77	188	42		3	476	13	—
Delaware Ivy Large Cap Growth Fund, Class R6	2,873	575	1,043	99		416	2,920	86	158
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	271	38	90	17		42	278	10	—
Delaware Ivy Limited-Term Bond Fund, Class R6	1,666	2,996	651	(1)		(62)	3,948	52	—
Delaware Ivy Mid Cap Growth Fund, Class R6	1,478	357	509	66		10	1,402	22	125
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	424	60	147	30		50	417	9	6
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class R6	191	29	243	46		(23)	—	2	—
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	1,082	221	352	47		119	1,117	46	36
Delaware Ivy Securian Core Bond Fund, Class R6	3,375	902	597	—	*	(86)	3,594	82	7
Delaware Ivy Small Cap Growth Fund, Class R6	502	136	220	42		(85)	375	10	62
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	1,683	377	511	95		(154)	1,490	14	—
Delaware Ivy Value Fund, Class R6	851	379	413	105		86	1,008	38	65
	$31,700			$849		$297	$32,725	$764	$773

2021	ANNUAL REPORT	47

	12-31-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	12-31-21 Value	Distributions Received	Capital Gain Distributions
InvestEd 40 Portfolio
Delaware Ivy Core Equity Fund, Class R6	$3,474	$873	$1,259	$423	$127	$3,638	$96	$274
Delaware Ivy Corporate Bond Fund, Class R6	2,052	1,369	406	14	(171)	2,858	86	63
Delaware Ivy Crossover Credit Fund, Class R6	417	1,278	190	2	(76)	1,431	61	32
Delaware Ivy Global Bond Fund, Class R6	828	186	126	5	(37)	856	24	—
Delaware Ivy Government Securities Fund, Class R6	18,660	2,611	6,528	338	(788)	14,293	199	—
Delaware Ivy High Income Fund, Class R6	434	93	91	(1)	1	436	30	—
Delaware Ivy International Core Equity Fund, Class R6	2,609	319	754	31	246	2,451	67	—
Delaware Ivy International Small Cap Fund, Class R6	696	167	217	41	(66)	621	47	52
Delaware Ivy International Value Fund, Class R6	722	88	251	54	4	617	17	—
Delaware Ivy Large Cap Growth Fund, Class R6	3,690	641	1,336	491	197	3,683	109	199
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	368	46	123	10	66	367	13	—
Delaware Ivy Limited-Term Bond Fund, Class R6	3,917	5,319	1,123	5	(136)	7,982	107	—
Delaware Ivy Mid Cap Growth Fund, Class R6	1,938	374	686	254	(141)	1,739	27	155
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	613	70	281	60	54	516	11	7
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class R6	233	32	292	25	2	—	2	—
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	1,319	327	438	90	108	1,406	58	45
Delaware Ivy Securian Core Bond Fund, Class R6	6,019	1,510	949	14	(170)	6,424	148	13
Delaware Ivy Small Cap Growth Fund, Class R6	655	157	299	90	(141)	462	12	76
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	2,191	423	648	189	(263)	1,892	18	—
Delaware Ivy Value Fund, Class R6	1,078	398	389	61	162	1,310	49	84
	$51,913			$2,196	$(1,022)	$52,982	$1,181	$1,000

48	ANNUAL REPORT	2021

	12-31-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)		Net Change in Unrealized Appreciation/ (Depreciation)	12-31-21 Value	Distributions Received	Capital Gain Distributions
InvestEd 30 Portfolio
Delaware Ivy Core Equity Fund, Class R6	$2,230	$542	$828	$140		$195	$2,279	$60	$172
Delaware Ivy Corporate Bond Fund, Class R6	1,755	986	315	—	*	(127)	2,299	68	51
Delaware Ivy Crossover Credit Fund, Class R6	238	917	135	—	*	(51)	969	41	22
Delaware Ivy Global Bond Fund, Class R6	590	116	81	—	*	(21)	604	17	—
Delaware Ivy Government Securities Fund, Class R6	15,948	2,178	5,157	(66)		(318)	12,585	170	—
Delaware Ivy High Income Fund, Class R6	247	50	52	4		(3)	246	16	—
Delaware Ivy International Core Equity Fund, Class R6	1,660	219	510	83		93	1,545	43	—
Delaware Ivy International Small Cap Fund, Class R6	463	112	150	29		(44)	410	31	34
Delaware Ivy International Value Fund, Class R6	482	59	173	38		2	408	11	—
Delaware Ivy Large Cap Growth Fund, Class R6	2,337	475	899	69		324	2,306	68	125
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	252	33	88	15		37	249	8	—
Delaware Ivy Limited-Term Bond Fund, Class R6	8,193	4,056	1,461	(1)		(165)	10,622	140	—
Delaware Ivy Mid Cap Growth Fund, Class R6	1,195	249	378	45		10	1,121	17	100
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	328	45	122	25		36	312	7	4
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class R6	133	14	162	32		(17)	—	1	—
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	879	173	301	38		88	877	36	28
Delaware Ivy Securian Core Bond Fund, Class R6	5,262	2,300	883	(2)		(150)	6,527	144	13
Delaware Ivy Small Cap Growth Fund, Class R6	351	95	130	25		(60)	281	7	47
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	1,476	270	443	84		(127)	1,260	12	—
Delaware Ivy Value Fund, Class R6	660	314	319	82		64	801	30	52
	$44,679			$640		$(234)	$45,701	$927	$648

2021	ANNUAL REPORT	49

	12-31-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)		Net Change in Unrealized Appreciation/ (Depreciation)	12-31-21 Value	Distributions Received	Capital Gain Distributions
InvestEd 20 Portfolio
Delaware Ivy Core Equity Fund, Class R6	$2,156	$510	$875	$291		$37	$2,119	$56	$160
Delaware Ivy Corporate Bond Fund, Class R6	2,352	903	426	13		(168)	2,674	83	59
Delaware Ivy Crossover Credit Fund, Class R6	159	382	71	—	*	(24)	446	19	10
Delaware Ivy Global Bond Fund, Class R6	632	76	92	4		(27)	593	18	—
Delaware Ivy Government Securities Fund, Class R6	21,400	1,826	7,258	334		(847)	15,455	224	—
Delaware Ivy High Income Fund, Class R6	167	24	40	—	*	—	151	11	—
Delaware Ivy International Core Equity Fund, Class R6	1,110	94	374	17		99	946	26	—
Delaware Ivy International Small Cap Fund, Class R6	266	50	94	18		(25)	215	16	18
Delaware Ivy International Value Fund, Class R6	275	21	105	23		—	214	6	—
Delaware Ivy Large Cap Growth Fund, Class R6	2,353	303	928	276		142	2,146	63	116
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	168	14	63	5		29	153	5	—
Delaware Ivy Limited-Term Bond Fund, Class R6	18,574	5,104	3,180	48		(391)	20,155	286	—
Delaware Ivy Mid Cap Growth Fund, Class R6	1,243	187	491	173		(100)	1,012	16	91
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	350	32	140	28		36	306	7	4
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class R6	178	16	214	17		3	—	2	—
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	838	122	312	61		61	770	32	25
Delaware Ivy Securian Core Bond Fund, Class R6	6,116	3,328	1,234	15		(210)	8,015	189	16
Delaware Ivy Small Cap Growth Fund, Class R6	375	80	149	44		(76)	274	7	45
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	985	126	313	91		(117)	772	7	—
Delaware Ivy Value Fund, Class R6	704	180	266	38		101	757	28	49
	$60,401			$1,496		$(1,477)	$57,173	$1,101	$593

50	ANNUAL REPORT	2021

	12-31-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	12-31-21 Value	Distributions Received	Capital Gain Distributions
InvestEd 10 Portfolio
Delaware Ivy Core Equity Fund, Class R6	$880	$426	$489	$86	$50	$953	$26	$73
Delaware Ivy Corporate Bond Fund, Class R6	2,615	808	1,051	(12)	(115)	2,245	70	50
Delaware Ivy Global Bond Fund, Class R6	479	166	129	— *	(18)	498	14	—
Delaware Ivy Government Securities Fund, Class R6	16,210	4,451	6,791	(43)	(352)	13,475	186	—
Delaware Ivy International Core Equity Fund, Class R6	324	101	154	26	9	306	8	—
Delaware Ivy International Small Cap Fund, Class R6	67	28	32	6	(9)	60	5	5
Delaware Ivy International Value Fund, Class R6	70	20	36	8	(2)	60	2	—
Delaware Ivy Large Cap Growth Fund, Class R6	951	351	518	53	127	964	29	53
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	64	19	33	6	8	64	2	—
Delaware Ivy Limited-Term Bond Fund, Class R6	19,462	8,844	5,548	(1)	(358)	22,399	304	—
Delaware Ivy Mid Cap Growth Fund, Class R6	472	178	252	36	(8)	426	7	39
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	133	42	71	15	10	129	3	2
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class R6	68	17	93	16	(8)	—	1	—
Delaware Ivy S&P 500 Dividend Aristocrats Index Fund, Class R6	382	146	197	26	30	387	16	13
Delaware Ivy Securian Core Bond Fund, Class R6	3,327	4,543	1,512	11	(138)	6,231	141	12
Delaware Ivy Small Cap Growth Fund, Class R6	142	62	73	14	(29)	116	3	20
Delaware Ivy Systematic Emerging Markets Equity Fund, Class R6	272	92	118	21	(31)	236	2	—
Delaware Ivy Value Fund, Class R6	267	140	142	35	18	318	12	21
	$46,185			$303	$(816)	$48,867	$831	$288

	12-31-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)		Net Change in Unrealized Depreciation	12-31-21 Value	Distributions Received	Capital Gain Distributions
InvestEd 0 Portfolio
Delaware Ivy Corporate Bond Fund, Class R6	$225	$272	$110	$1		$(21)	$367	$11	$8
Delaware Ivy Government Securities Fund, Class R6	16,101	4,888	9,255	112		(455)	11,391	155	—
Delaware Ivy Limited-Term Bond Fund, Class R6	27,511	20,193	10,477	153		(738)	36,642	482	—
Delaware Ivy Securian Core Bond Fund, Class R6	338	305	143	—	*	(11)	489	11	1
	$44,175			$266		$(1,225)	$48,889	$659	$9

*	Not shown due to rounding.

2021	ANNUAL REPORT	51

9.	OTHER FUND INFORMATION

At a meeting held on January 12, 2021, the Trustees, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”), contingent on PwC finalizing their independence assessment, to serve as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2021. PwC affirmed their independence as an independent registered public accounting firm on February 18, 2021. During the fiscal year ended December 31, 2020, Deloitte & Touche LLP’s (“Deloitte”) audit report on the financial statements of each Portfolio in the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and Deloitte on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of Deloitte, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on each Portfolio’s financial statements.

10.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at December 31, 2021 and the related unrealized appreciation (depreciation) were as follows:

Portfolio	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
InvestEd 90 Portfolio	$13,928	$1,372	$91	$1,281
InvestEd 80 Portfolio	14,926	1,508	144	1,364
InvestEd 70 Portfolio	104,706	15,512	415	15,097
InvestEd 60 Portfolio	56,086	6,723	327	6,396
InvestEd 50 Portfolio	34,329	2,410	689	1,721
InvestEd 40 Portfolio	53,595	3,992	363	3,629
InvestEd 30 Portfolio	47,542	1,954	1,133	821
InvestEd 20 Portfolio	57,794	2,187	361	1,826
InvestEd 10 Portfolio	50,626	597	1,277	(680)
InvestEd 0 Portfolio	49,925	—	826	(826)

For Federal income tax purposes, the Portfolios’ undistributed earnings and profit for the year ended December 31, 2021 and the post-October and late-year ordinary activity updated with information available through the date of this report were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late- Year Ordinary Losses Deferred
InvestEd 90 Portfolio	$534	$1,256	$—	$—	$—
InvestEd 80 Portfolio	1,007	855	—	—	—
InvestEd 70 Portfolio	3,348	7,862	—	—	—
InvestEd 60 Portfolio	1,915	4,848	—	—	—
InvestEd 50 Portfolio	1,386	1,079	—	—	—
InvestEd 40 Portfolio	1,423	3,055	—	—	—
InvestEd 30 Portfolio	1,371	868	—	—	—
InvestEd 20 Portfolio	1,235	1,929	—	—	—
InvestEd 10 Portfolio	938	419	—	—	—
InvestEd 0 Portfolio	539	277	—	—	—

Internal Revenue Code regulations permit each Portfolio to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Portfolio is also permitted to defer into its next fiscal certain ordinary losses that are generated between January 1 and the end of its fiscal year.

52	ANNUAL REPORT	2021

The tax character of dividends and distributions paid during the two fiscal years ended December 31, 2021 and 2020 were as follows:

	December 31, 2021		December 31, 2020
Portfolio	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
InvestEd 90 Portfolio	$678	$1,930	$677	$870
InvestEd 80 Portfolio	184	296	—	—
InvestEd 70 Portfolio	2,543	5,640	2,512	3,650
InvestEd 60 Portfolio	1,798	3,639	1,862	2,138
InvestEd 50 Portfolio	347	442	—	—
InvestEd 40 Portfolio	1,863	2,962	1,809	1,005
InvestEd 30 Portfolio	508	403	—	—
InvestEd 20 Portfolio	2,411	4,423	2,573	1,255
InvestEd 10 Portfolio	412	205	—	—
InvestEd 0 Portfolio	1,003	918	1,099	3

(1)	Includes short-term capital gains distributed, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs) and partnership transactions.

2021	ANNUAL REPORT	53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	INVESTED PORTFOLIOS

To the Board of Trustees of InvestEd Portfolios and Shareholders of InvestEd 90 Portfolio, InvestEd 80 Portfolio, InvestEd 70 Portfolio, InvestEd 60 Portfolio, InvestEd 50 Portfolio, InvestEd 40 Portfolio, InvestEd 30 Portfolio, InvestEd 20 Portfolio, InvestEd 10 Portfolio and InvestEd 0 Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of InvestEd 90 Portfolio, InvestEd 80 Portfolio, InvestEd 70 Portfolio, InvestEd 60 Portfolio, InvestEd 50 Portfolio, InvestEd 40 Portfolio, InvestEd 30 Portfolio, InvestEd 20 Portfolio, InvestEd 10 Portfolio and InvestEd 0 Portfolio (constituting InvestEd Portfolios, hereafter collectively referred to as the “Portfolios”) as of December 31, 2021, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2021, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the year ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Portfolios as of and for the periods ended December 31, 2020 and the financial highlights for each of the periods ended on or prior to December 31, 2020 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 12, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 17, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

54	ANNUAL REPORT	2021

INCOME TAX INFORMATION	INVESTED PORTFOLIOS

AMOUNTS NOT ROUNDED (UNAUDITED)

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code.

The Portfolios hereby designate the following amounts as distributions of long-term capital gains:

InvestEd 90 Portfolio	$1,929,853
InvestEd 80 Portfolio	296,481
InvestEd 70 Portfolio	5,639,514
InvestEd 60 Portfolio	3,638,567
InvestEd 50 Portfolio	442,341
InvestEd 40 Portfolio	2,962,220
InvestEd 30 Portfolio	402,840
InvestEd 20 Portfolio	4,423,075
InvestEd 10 Portfolio	205,395
InvestEd 0 Portfolio	917,770

2021	ANNUAL REPORT	55

BOARD OF TRUSTEES / DIRECTORS AND OFFICERS ADDENDUM	INVESTED PORTFOLIOS

(UNAUDITED)

INTERESTED TRUSTEE

NAME, ADDRESS, AND BIRTH DATE	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER	OTHER DIRECTORSHIPS HELD BY TRUSTEE OR OFFICER

Interested Trustee

Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	Global Head of Macquarie Investment Management[2] (January 2019-Present); Head of Americas of Macquarie Group (December 2017-Present); Deputy Global Head of Macquarie Investment Management (2017-2019); Head of Macquarie Investment Management Americas (2015-2017)	150	Trustee – UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010- April 2015)

INDEPENDENT TRUSTEES

Jerome D. Abernathy[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	150	None

Thomas L. Bennett[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004-Present)	150	None

Ann D. Borowiec[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011-2013) and Market Manager, New Jersey Private Bank (2005-2011) – J.P. Morgan Chase & Co.	150	Director – Banco Santander International (October 2016-December 2019) Director – Santander Bank, N.A. (December 2016- December 2019)

Joseph W. Chow[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	Private Investor (April 2011-Present)	150	Director and Audit Committee Member – Hercules Technology Growth Capital, Inc. (July 2004-July 2014)

H. Jeffrey Dobbs 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015)	150

Director, Valparaiso University (2012-Present)

Director, TechAccel LLC (2015-Present) (Tech R&D)

Board Member, Kansas City Repertory Theatre (2015-Present)

Board Member, PatientsVoices, Inc. (healthcare) (2018-Present)

Kansas City Campus for Animal Care (2018-Present)

Director, National Association of Manufacturers (2010-2015)

Director, The Children’s Center (2003-2015)

Director, Metropolitan Affairs Coalition (2003-2015)

Director, Michigan Roundtable for Diversity and Inclusion (2003-2015)

Trustee, Ivy Funds Complex (2019-2021)

56	ANNUAL REPORT	2021

NAME, ADDRESS, AND BIRTH DATE	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER	OTHER DIRECTORSHIPS HELD BY TRUSTEE OR OFFICER

John A. Fry[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	President – Drexel University (August 2010-Present) President – Franklin & Marshall College (July 2002-June 2010)	150

Director; Compensation Committee and Governance Committee Member – Community Health Systems (May 2004-Present)

Director – Drexel Morgan & Co. (2015- 2019)

Director and Audit Committee Member – vTv Therapeutics Inc. (2017-Present)

Director and Audit Committee Member – FS Credit Real Estate Income Trust, Inc. (2018-Present)

Director – Federal Reserve Bank of Philadelphia (January 2020-Present)

Joseph Harroz, Jr. 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since November 1998	President (2020-Present), Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998-2019); Managing Member, St. Clair, LLC (commercial enterprises) (2019-Present)	150

Director, OU Medicine, Inc. (2020 – present); Director and Shareholder, Valliance Bank (2007-Present)

Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017)

Trustee, the Mewbourne Family Support Organization (2006-Present) (non-profit)

Independent Director, LSQ Manager, Inc. (real estate) (2007-2016)

Director, Oklahoma Foundation for Excellence (non-profit) (2008-Present)

Trustee, Ivy Funds Complex (1998-2021)

Sandra A.J. Lawrence 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019	Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016)	150

Director, Hall Family Foundation (1993-Present)

Director, Westar Energy (utility) (2004-2018)

Trustee, Nelson-Atkins Museum of Art (non-profit) (2021-Present) (2007-2020)

Director, Turn the Page KC (non-profit) (2012-2016)

Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019)

Director, National Association of Corporate Directors (non-profit) National Board (2022-Present); Regional Board (2017-2021)

Director, American Shared Hospital Services (medical device) (2017-2021)

Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)

Director, Stowers (research) (2018)

Co-Chair, Women Corporate Directors (director education) (2018-2020)

Trustee, Ivy Funds Complex (2019-2021)

Director, Brixmor Property Group Inc. (2021-Present)

Director, Sera Prognostics Inc. (biotechnology) (2021-Present)

Director, Recology (resource recovery) (2021-Present)

2021	ANNUAL REPORT	57

NAME, ADDRESS, AND BIRTH DATE	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER	OTHER DIRECTORSHIPS HELD BY TRUSTEE OR OFFICER

Frances A. Sevilla-Sacasa[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer – Banco Itaú International (April 2012-December 2016) Executive Advisor to Dean (August 2011-March 2012) and Interim Dean (January 2011-July 2011) – University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	150

Trust Manager and Audit Committee Chair – Camden Property Trust (August 2011-Present)

Director; Audit & Compensation Committee Member – Callon Petroleum Company (December 2019-Present)

Director; Audit Committee Member – New Senior Investment Group Inc. (January 2021-September 2021)

Director; Audit Committee Member – Carrizo Oil & Gas, Inc. (March 2018- December 2019)

Thomas K. Whitford[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	Vice Chairman (2010-April 2013) – PNC Financial Services Group	150

Director – HSBC North America Holdings Inc. (December 2013-Present)

Director – HSBC USA Inc. (July 2014-Present)

Director – HSBC Bank USA, National Association (July 2014-March 2017)

Director – HSBC Finance Corporation (December 2013-April 2018)

Christianna Wood[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	Chief Executive Officer and President – Gore Creek Capital, Ltd. (August 2009-Present)	150

Director; Finance Committee and Audit Committee Member – H&R Block Corporation (July 2008-Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member – Grange Insurance (2013-Present)

Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee – The Merger Fund (2013-October 2021), The Merger Fund VL (2013-October 2021), WCM Alternatives: Event-Driven Fund (2013-October 2021), and WCM Alternatives: Credit Event Fund (December 2017-October 2021)

Director; Chair of Governance Committee and Audit Committee Member – International Securities Exchange (2010-2016)

Janet L. Yeomans[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006-July 2012) Vice President – Mergers & Acquisitions (January 2003-January 2006), and Vice President and Treasurer (July 1995-January 2003) – 3M Company	150	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship – Okabena Company (2009-2017)

58	ANNUAL REPORT	2021

OFFICERS

	POSITION(S) HELD WITH THE TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS

David F. Connor[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, General Counsel, and Secretary since April 2021	David F. Connor has served in various capacities at different times at Macquarie Investment Management.

Daniel V. Geatens[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since April 2021	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.

Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since April 2021	Richard Salus has served in various capacities at different times at Macquarie Investment Management.

1	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager. Mr. Lytle was appointed as Trustee of the Trust effective April 30, 2021.

2

Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ Manager, principal underwriter, and transfer agent.

3	Messrs. Abernathy, Bennett, Chow, Fry, Whitford, and Mss. Borowiec, Sevilla-Sacasa, Wood, Yeomans were appointed as Trustees of the Trust effective April 30, 2021.

4

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager and principal underwriter as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Portfolios includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 888-923-3355.

2021	ANNUAL REPORT	59

ANNUAL PRIVACY NOTICE	INVESTED PORTFOLIOS

(UNAUDITED)

FACTS	What does InvestEd Portfolios do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. The information can include:
• Social Security Number and income,
• Assets and transaction history, and
• Checking account information and wire transfer instructions.
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to conduct everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons InvestEd Portfolios chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does InvestEd Portfolios share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your accounts, respond to court orders and legal investigations or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share

For non-affiliates to market to you	No	We don’t share

Questions?

Call 1(800) 777-6472 with questions about this notice. Client service representatives are available Monday through Friday from 7:30 am to 5:00 pm CST. You may also go to www.ivyinvestments.com/privacy_policy.

If we serve you through an investment professional, such as a registered representative of a broker-dealer or an investment adviser representative (each, a “financial advisor”), please contact them directly. Specific internet addresses, mailing addresses and telephone numbers are listed on your statements and other correspondence.

Who we are
Who is providing this notice?	InvestEd Portfolios

What we do
How does InvestEd Portfolios protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does InvestEd Portfolios collect my personal information?	We collect your personal information, for example, when you:
• Give us your contact information or other personal information,
• Open an account, or
• Make deposits to an account or withdrawals from an account.
We also collect your personal information from our affiliates.

60	ANNUAL REPORT	2021

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes – information about your creditworthiness,
• Affiliates from using your information to market to you, and
• Sharing for non-affiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Affiliates of Ivy Funds include Waddell & Reed Services Company, Ivy Distributors, Inc., and Ivy Investment Management Company.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Ivy Funds does not share your personal information with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
• Ivy Funds does not jointly market.

Other important information
If you own shares of InvestEd Portfolios in the name of a third party, such as a bank or a broker-dealer, the third party’s privacy policy may apply to you in addition to ours.
If you are working with a financial advisor, and the financial advisor leaves their firm and joins another non-affiliated broker-dealer or registered investment adviser, then the financial advisor may be permitted to use limited information to contact you. The information that the financial advisor may use is comprised of your name, address, email address, telephone number and account title.

2021	ANNUAL REPORT	61

PROXY VOTING INFORMATION	INVESTED PORTFOLIOS

(UNAUDITED)

Proxy Voting Guidelines

A description of the policies and procedures the underlying Delaware Ivy Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.923.3355 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the InvestEd Portfolios and the underlying funds, as applicable, voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

62	ANNUAL REPORT	2021

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	INVESTED PORTFOLIOS

(UNAUDITED)

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the SEC and can be found as an exhibit to the Trust’s Form N-PORT. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

2021	ANNUAL REPORT	63

HOUSEHOLDING NOTICE	INVESTED PORTFOLIOS

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Portfolios) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

•	Call us at 888.923.3355.
•	Write to us at the following address: WI Services Company, P.O. Box 219722, Kansas City, Missouri 64121-9722..
•	Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

64	ANNUAL REPORT	2021

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INVESTED PORTFOLIOS

InvestEd 90 Portfolio

InvestEd 80 Portfolio

InvestEd 70 Portfolio

InvestEd 60 Portfolio

InvestEd 50 Portfolio

InvestEd 40 Portfolio

InvestEd 30 Portfolio

InvestEd 20 Portfolio

InvestEd 10 Portfolio

InvestEd 0 Portfolio

1.888.923.3355

Visit us online at www.ivyinvestments.com

2021	ANNUAL REPORT	67

ANN-INVESTED (12/21)

ITEM  2.  CODE OF ETHICS

(a)

As of December 31, 2021, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM  3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that each of H. Jeffrey Dobbs, John A. Fry, Sandra A.J. Lawrence and Frances A. Sevilla-Sacasa (Chair) is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Dobbs, Mr. Fry, Ms. Lawrence and Ms. Sevilla-Sacasa is independent for purposes of Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

ITEM  4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2020	$89,000
2021	135,000

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2020	$12,000
2021	0

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2020	$26,880
2021	0

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2020	$16,348
2021	28,407

These fees are related to the review of internal control.

(e) (1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e) (2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$55,228 and $28,407 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $53,250 and $34,900 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM  5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM  6.  SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM  7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM  8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM  9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM  10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM  11.  CONTROLS AND PROCEDURES.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM  13.  EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INVESTED PORTFOLIOS
(Registrant)

By:	/s/David F. Connor
David F. Connor, Secretary

Date:	March 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Shawn K. Lytle
Shawn K. Lytle, Principal Executive Officer

Date:	March 3, 2022

By:	/s/Richard Salus
Richard Salus, Principal Financial Officer

Date:	March 3, 2022